                                                                   EXHIBIT 10.38

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                               TAL ADVANTAGE I LLC
                                     Issuer
                                       and
                         U.S. BANK NATIONAL ASSOCIATION
                                Indenture Trustee

                                   ----------

                            SERIES 2006-1 SUPPLEMENT
                           Dated as of April 12, 2006

                                       to

                         AMENDED AND RESTATED INDENTURE
                           Dated as of April 12, 2006

                                   ----------

                    SERIES 2006-1 FLOATING RATE SECURED NOTES

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                                TABLE OF CONTENTS

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ARTICLE III Series 2006-1 Series Account and  Allocation and Application

                           TABLE OF CONTENTS (cont'd)

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                           TABLE OF CONTENTS (cont'd)

                                    EXHIBITS

EXHIBIT A-1   Form of 144A Global Note
EXHIBIT A-2   Form of Temporary Regulation S Global Note
EXHIBIT A-3   Form of Permanent Regulation S Global Note
EXHIBIT A-4   Form of Note Issued to Institutional Accredited Investors
EXHIBIT B     Form of Certificate to be Given by Noteholders
EXHIBIT C     Form of Certificate to be Given by Euroclear or Clearstream
EXHIBIT D     Form of Certificate to be Given by Transferee of Beneficial
              Interest In a Temporary Regulation S Global Note
EXHIBIT E     Form of Transfer Certificate for Exchange or Transfer From 144A
              Note to Regulations S Note
EXHIBIT F     Form of Initial Purchaser Exchange Instructions

                                    SCHEDULES

SCHEDULE 1    Series 2006-1 Minimum Targeted Principal Balances by Payment Date
              Series 2006-1 Scheduled Targeted Principal Balances by Payment
              Date

          THIS SERIES 2006-1 SUPPLEMENT, dated as of April 12, 2006 (as amended, modified and supplemented from time to time in accordance with the terms hereof, this "Supplement"), is between TAL ADVANTAGE I LLC, a limited liability company organized under the laws of Delaware (the
          "Issuer"), and U.S. Bank National Association, a national banking association, as Indenture Trustee (the "Indenture Trustee").

          WHEREAS, pursuant to the Amended and Restated Indenture, dated as of
April 12, 2006 (as amended, modified or supplemented from time to time in accordance with its terms, the "Indenture"), between the Issuer and the
Indenture Trustee, the Issuer may from time to time direct the Indenture Trustee to authenticate one or more new Series of Notes. The Principal Terms of any new
Series are to be set forth in a Supplement to the Indenture.

          WHEREAS, pursuant to this Supplement, the Issuer and the Indenture
Trustee shall create a new Series of Notes ("Series 2006-1") and specify the
Principal Terms thereof.

          NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                       Definitions; Calculation Guidelines

          Section 101. Definitions. (a) Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          "144A GLOBAL NOTES" means the 144A Global Notes substantially in the form of Exhibit A-1 hereto.

          "2006-1 CLOSING DATE" means April 12, 2006.

          "AGGREGATE SERIES 2006-1 NOTE PRINCIPAL BALANCE" means, as of any date of determination, an amount equal to the sum of the Series 2006-1 Note Principal
Balances of all Series 2006-1 Notes then Outstanding, which as of the 2006-1
Closing Date shall be Six Hundred Eighty Million Dollars ($680,000,000).

          "BENEFIT PLAN" means an "employee benefit plan" as defined in Section
3(3) of ERISA that is subject to Title I of ERISA, a "plan" within the meaning of Section 4975(e)(1) of the Code or an entity whose underlying assets include
"plan assets" of any of the foregoing by reason of an employee benefit plan's or plan's investment in such entity.

          "CLEARING AGENCY" means, with respect to any Global Note, any Person designated as such by the Issuer, which Person must be registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934.

          "CONTROL PARTY" means with respect to Series 2006-1: (i) so long as no
Series Enhancer Default has occurred and is continuing, the Series Enhancer; or
(ii) if a Series Enhancer Default has occurred and is continuing, the Majority of Holders of the Series 2006-1 Notes.

          "DEFAULT FEE" means, for any Payment Date on which interest on overdue amounts is payable in accordance with the provisions of Section 203(b) hereof, an amount equal to the excess of (x) the total amount of interest payable on such Payment Date, including the amount of interest otherwise payable on such
Payment Date pursuant to the provisions of Section 203(b), over (y) the amount of interest that would have been payable on such Payment Date if no payment default had occurred.

          "DEFAULT RATE" means, for any date of determination, an interest rate per annum equal to the sum of (i) One-Month LIBOR plus (ii) two percent (2.0%).

          "DEFICIENCY AMOUNT" means (a) for any Payment Date other than the
Series 2006-1 Legal Final Maturity Date, any shortfall in the aggregate amount available in the Series 2006-1 Series Account for the Series 2006-1 Notes or any
other amounts available under the Indenture or this Supplement to pay the Series
2006-1 Note Interest Payment due and payable on all Series 2006-1 Notes on such
Payment Date, and (b) on the Series 2006-1 Legal Final Maturity Date, any
shortfall in the aggregate amount available in the Series 2006-1 Series Account or any other amounts available under the Indenture or this Supplement to pay the then Aggregate Series 2006-1 Note Principal Balance and accrued but unpaid
Series 2006-1 Note Interest Payments.

          "DEFINITIVE NOTE" shall have the meaning set forth in Appendix A to the Indenture.

          "DOLLARS" and the sign "$" mean lawful money of the United States of
America.

          "DTC" shall have the meaning set forth in Section 206.

          "FGIC" means Financial Guaranty Insurance Company, a New York stock insurance corporation.

          "INDEMNIFIED LIABILITIES" shall have the meaning set forth in the
Insurance Agreement to the extent relating to the Series 2006-1 Notes.

          "INITIAL PURCHASERS" means both of Fortis Securities LLC and Credit
Suisse Securities (USA) LLC.

          "INSTITUTIONAL ACCREDITED INVESTORS" shall have the meaning set forth in Section 206.

          "INSURANCE AGREEMENT" means the Insurance and Indemnity Agreement, dated as of April 12, 2006, among the Series Enhancer, the Seller, the Manager, the Issuer and the Indenture Trustee, as such agreement may be amended, modified and supplemented from time to time in accordance with its terms.

          "INSURED AMOUNTS" shall have the meaning set forth in the Policy.

          "LIBOR DETERMINATION DATE" shall mean the date that is two Business
Days prior to the first day of any Interest Accrual Period.

          "MAJORITY OF HOLDERS" means, with respect to the Series 2006-1 Notes as of any date of determination, the Series 2006-1 Noteholders holding Series
2006-1 Notes constituting more than fifty percent (50%) of the then Aggregate
Series 2006-1 Note Principal Balance.

          "MINIMUM PRINCIPAL PAYMENT AMOUNT" means, for the Series 2006-1 Notes on any Payment Date, the excess, if any, of (x) the then Aggregate Series 2006-1
Note Principal Balance over (y) the Minimum Targeted Principal Balance for the
Series 2006-1 Notes for such Payment Date.

          "MINIMUM TARGETED PRINCIPAL BALANCE" means for the Series 2006-1 Notes for each Payment Date, the amount set forth opposite such Payment Date on
Schedule 1 hereto under the column titled "Minimum Targeted Principal Balance", as the amounts on Schedule 1 hereto may be amended from time to time in accordance with the provisions of the Indenture.

          "MOODY'S" shall mean Moody's Investors Service, Inc. and any successor thereto.

          "NOTICE" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy in the form required by the Policy, the original of which is subsequently delivered by registered or certified mail, for the Indenture Trustee specifying the Insured Amount which shall be due and owing on the applicable Payment Date.

          "ONE-MONTH LIBOR" means, for any Interest Accrual Period, the rate per annum, determined by the Indenture Trustee and notified in writing by the
Indenture Trustee to each of the Issuer and the Manager, which is the arithmetic mean (rounded to the nearest 1/100 of 1%) of the offered rates for dollar deposits having a maturity of one month commencing on the first day of such
Interest Accrual Period that appears on the Telerate British Bankers Assoc.
Interest Settlement Rates Page (defined below) at approximately 11:00 a.m.,
London time on the LIBOR Determination Date; provided, however, that if there shall at any time no longer exist a Telerate British Bankers Assoc. Interest
Settlement Rates Page, "One-Month LIBOR" shall mean (i) the rate per annum equal to the average rate offered by four major banks in the London eurodollar interbank market for dollar deposits at or about 10:00 a.m. New York City time, on the LIBOR Determination Date for such Interest Accrual Period in the London eurodollar interbank market for delivery on the first day of such Interest
Accrual Period for one month and in a principal amount equal to an amount of not less than $1,000,000, or (ii) if the Indenture Trustee can not determine the rate per annum pursuant to the provisions of clause (i), the London Interbank
Offered Rate for a one month period on the LIBOR Determination Date for such
Interest Accrual Period as set forth in The Wall Street Journal (or, if The Wall
Street Journal is not then available, the most recently available edition of The
Wall Street Journal containing such information). As used herein, "Telerate
British Bankers Assoc. Interest Settlement Rates Page" means the display designated as Page 3750 on the Telerate System Incorporated Service (or such other page as may replace such page on such service for the purpose of displaying the rates at

which dollar deposits are offered by leading banks in the London interbank deposit market), as reported by Bloomberg Financial Markets Commodities News (or by another source selected by the Indenture Trustee and notified by the
Indenture Trustee to each of the Issuer and the Manager).

          "POLICY" means, with respect to the Series 2006-1 Notes, the financial guaranty insurance policy number 06030045 issued by the Series Enhancer.

          "PERMANENT REGULATION S GLOBAL NOTES" means the Permanent Regulation S
Global Notes substantially in the form of Exhibit A-3.

          "PREFERENCE AMOUNT" shall have the meaning set forth in the Policy.

          "PREMIUM" means the amount payable to the Series Enhancer for the
Series 2006-1 Notes, as set forth in the Premium Letter, in consideration for its issuance of the Policy.

          "PREMIUM LETTER" means that certain letter agreement, dated as of
April 12, 2006 between the Issuer and the Series Enhancer setting forth certain fees and other matters, as the same may be further amended, modified or supplemented from time to time in accordance therewith and with the Insurance
Agreement.

          "QUALIFIED INSTITUTIONAL BUYERS" shall have the meaning set forth in
Section 206.

          "RATING AGENCIES" means, for Series 2006-1, each of S&P and Moody's.

          "REGULATION S" shall have the meaning set forth in Section 206 hereof.

          "REGULATION S GLOBAL NOTES" means, collectively, the Temporary
Regulation S Global Notes and the Permanent Regulation S Global Notes

          "REIMBURSEMENT AMOUNT" means, collectively, the Repayment Amounts and
Indemnified Liabilities.

          "REPAYMENT AMOUNTS" shall have the meaning set forth in the Insurance
Agreement to the extent relating to the Series 2006-1 Notes.

          "RULE 144A" shall have the meaning set forth in Section 206 hereof.

          "S&P" means Standard & Poor's Ratings Services, a division of The
McGraw Hill Companies, Inc., and any successor thereto.

          "SCHEDULED PRINCIPAL PAYMENT AMOUNT" means, for the Series 2006-1
Notes for any Payment Date, the excess, if any, of (x) the then Aggregate Series
2006-1 Note Principal Balance (after giving effect to any payment of the Minimum
Principal Payment Amount for the Series 2006-1 Notes actually paid on such
Payment Date), over (y) the Scheduled Targeted Principal Balance for the Series
2006-1 Notes for such Payment Date.

          "SCHEDULED TARGETED PRINCIPAL BALANCE" means, for the Series 2006-1
Notes for any Payment Date, the amount set forth opposite such Payment Date on
Schedule 1 hereto under the column titled "Scheduled Targeted Principal
Balance", as the amounts on Schedule 1 hereto may be amended from time to time in accordance with the provisions of the Indenture.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SERIES ENHANCER" means FGIC.

          "SERIES ENHANCER DEFAULT" means the occurrence and continuance of any of the following events:

          (a) the Series Enhancer shall have failed to pay an Insured Amount required under the Policy in accordance with its terms and such failure continues unremedied for two (2) Business Days;

          (b) the Series Enhancer shall have (i) filed a petition or commenced any case or Proceeding under any provision or chapter of the United
          States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (ii) made a general assignment for the benefit of its creditors, or (iii) had an order for relief entered against it under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

          (c) a court of competent jurisdiction, the New York Department of
          Insurance or other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent or receiver for the Series Enhancer or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent or receiver of the
          Series Enhancer (or the taking of possession of all or any material portion of the property of the Series Enhancer).

          "SERIES 2005-1 SUPPLEMENT" means the Amended and Restated Series
2005-1 Supplement, dated as of April 12, 2006, as amended, between the Issuer and the Indenture Trustee, whereby the "Series 2005-1 Floating Rate Secured
Notes" were issued.

          "SERIES 2006-1" means the Series of Notes the terms of which are specified in this Supplement.

          "SERIES 2006-1 EXPECTED FINAL MATURITY DATE" means the Payment Date in
April, 2016.

          "SERIES 2006-1 LEGAL FINAL MATURITY DATE" means the Payment Date in
April, 2021.

          "SERIES 2006-1 NOTE" means any one of the notes issued pursuant to the terms of Section 201(a) of this Supplement, substantially in the form of any of
Exhibit A-1, A-2, A-3 or A-4 to this Supplement.

          "SERIES 2006-1 NOTE INTEREST PAYMENT" means, for each Series 2006-1
Note on each Payment Date, an amount equal to the product of (i) the sum of (x)
One-Month LIBOR for the Interest Accrual Period ending on the day preceding such
Payment Date, and (y) nineteen one-hundredths of one percent (0.19%), (ii) the
Series 2006-1 Note Principal Balance on the immediately preceding Payment Date and (iii) a fraction, the numerator of which is the actual number of days elapsed in such Interest Accrual Period and the denominator of which is 360.

          "SERIES 2006-1 NOTE PRINCIPAL BALANCE" means, with respect to any
Series 2006-1 Note as of any date of determination, an amount equal to the excess, if any, of (x) the Series 2006-1 Note Principal Balance of such Series
2006-1 Note as of the 2006-1 Closing Date, over (y) the cumulative amount of all
Minimum Principal Payment Amounts, Scheduled Principal Payment Amounts and any
other principal payments (including Prepayments) actually paid to the Series
2006-1 Noteholders subsequent to the 2006-1 Closing Date.

          "SERIES 2006-1 NOTE PURCHASE AGREEMENT" means the Series 2006-1 Note
Purchase Agreement, dated as of April 7, 2006, among the Issuer, the Manager and the Initial Purchasers.

          "SERIES 2006-1 NOTEHOLDER" means, at any time of determination for the
Series 2006-1 Notes, any Person in whose name a Series 2006-1 Note is registered in the Note Register.

          "SERIES 2006-1 SERIES ACCOUNT" means the account of that name established in accordance with Section 301 hereof.

          "SERIES 2006-1 TRANSACTION DOCUMENTS" means any and all of the
Indenture, this Supplement, the Policy, the Premium Letter and any other
Enhancement Agreement, the Insurance Agreement, the Series 2006-1 Notes, the
Series 2006-1 Note Purchase Agreement, the Management Agreement, the
Contribution and Sale Agreement, the Series 2006-1 Note Purchase Agreement, the
Administration Agreement, the Independent Management Agreement, any Hedge
Agreement and all other Transaction Documents and any and all other agreements, documents and instruments executed and delivered by or on behalf or in support of the Issuer with respect to the issuance and sale of the Series 2006-1 Notes, as any of the foregoing may from time to time be amended, modified, supplemented or renewed.

          "TEMPORARY REGULATION S GLOBAL NOTES" means the Temporary Regulation S
Global Notes substantially in the form of Exhibit A-2.

          "TRANSFEROR" shall have the meaning set forth in Section 206 hereof.

          "U.S. PERSON" shall have the meaning set forth in Section 206 hereof.

          (b) Capitalized terms used herein and not otherwise defined shall have the meaning set forth in Appendix A to the Indenture or, if not defined therein, as defined in the

Series 2006-1 Note Purchase Agreement. The rules of usage set forth in such
Appendix A shall apply to this Supplement.

                                   ARTICLE II

                       Creation of the Series 2006-1 Notes

          Section 201. Designation. (a) There is hereby created a Series of
Notes to be issued in one Class pursuant to the Indenture and this Supplement to be known respectively as "TAL ADVANTAGE I LLC Series 2006-1 Floating Rate
Secured Notes". The Series 2006-1 Notes will be issued in the initial aggregate principal balance of $680,000,000 and will not have priority over any other
Series, except to the extent set forth in the Supplement for such other Series.
The issuance date of the Series 2006-1 Notes is April 12, 2006.

          (b) The Payment Date with respect to the Series 2006-1 Notes shall be the twentieth (20th) calendar day of each month, commencing May 20, 2006 or, if such day is not a Business Day, the immediately following Business Day.

          (c) Payments of principal and interest on the Series 2006-1 Notes shall be payable from funds on deposit in the Series 2006-1 Series Account or otherwise at the times and in the amounts set forth in Article III of the
Indenture and Article III of this Supplement.

          (d) The Series 2006-1 Notes are not classified as "Warehouse Notes", as such term is used in the Indenture.

          (e) The Policy, the Premium Letter and the Insurance Agreement shall constitute Enhancement Agreements with respect to Series 2006-1, and FGIC shall constitute a Series Enhancer with respect to Series 2006-1.

          (f) In the event that the Series 2006-1 Note Interest Payment is paid by the Series Enhancer, then the Series Enhancer's rights to be reimbursed therefor under the Insurance Agreement, together with interest thereon at the interest rate described in Section 203(b), shall also be considered an "Interest
Payment" with respect to Series 2006-1.

          (g) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the
Indenture, the terms and provisions of this Supplement shall govern.

          Section 202. Authentication and Delivery.

          (a) On the 2006-1 Closing Date, the Issuer shall sign, and shall direct the Indenture Trustee in writing pursuant to Section 201 of the Indenture to duly authenticate, and the Indenture Trustee, upon receiving such direction,
(i) shall authenticate (by manual or facsimile signature), subject to compliance with the conditions precedent set forth in Section 501 hereof, the Series 2006-1
Notes in accordance with such written directions, and (ii) subject to compliance with the conditions precedent set forth in Section 501 hereof, shall deliver such Series 2006-1 Notes to the Initial Purchasers in accordance with such written directions.

          (b) In accordance with Section 202 of the Indenture, the Series 2006-1
Notes sold in reliance on Rule 144A shall be represented by one or more Rule
144A Global Notes. Any Series 2006-1 Notes sold in reliance on Regulation S shall be represented by one or more

Regulation S Global Notes. Any Series 2006-1 Notes sold to Institutional
Accredited Investors shall be represented by one or more Definitive Notes.

          (c) The Series 2006-1 Notes shall be executed by manual or facsimile signature on behalf of the Issuer by any authorized officer or manager of the
Issuer and shall be substantially in the forms of Exhibit A-1, A-2, A-3 and A-4 hereto, as applicable.

          (d) The Series 2006-1 Notes shall be issued in minimum denominations of $100,000 (or, if greater, the U.S. dollar equivalent of 50,000 Euros) and in integral multiples in excess thereof.

          Section 203. Interest Payments on the Series 2006-1 Notes.

          (a) Interest on Series 2006-1 Notes. Interest will be due and payable on each Series 2006-1 Note in an amount equal to the Series 2006-1 Note Interest
Payment. Such Series 2006-1 Note Interest Payment shall be payable on each
Payment Date from amounts on deposit in the Series 2006-1 Series Account in accordance with Section 303 hereof. On the second (2nd) Business Day prior to the end of each Interest Accrual Period, the Indenture Trustee shall determine
One-Month LIBOR for the immediately following Interest Accrual Period and shall promptly notify each of the Issuer and the Manager in writing of the determination of the One-Month LIBOR for such Interest Accrual Period. To the extent that the amount of interest which is due and payable on any Payment Date is not paid in full on such date, such shortfall, together with interest thereon at the Default Rate, shall be due and payable on the immediately succeeding
Payment Date.

          (b) Interest on Overdue Amounts. If the Issuer shall default in the payment of (i) the unpaid principal balance of any Series 2006-1 Notes on the
Series 2006-1 Legal Final Maturity Date, (ii) the Series 2006-1 Note Interest
Payment on any Series 2006-1 Note when due, or (iii) following the acceleration of the Series 2006-1 Notes in accordance with the terms of the Indenture, any other amount owing under the Indenture not covered in clauses (i) and (ii) which is not paid when due, the Issuer shall from time to time, pay interest on such unpaid amounts, to the extent permitted by Applicable Law, to, but not including, the date of actual payment (after as well as before judgment), at a rate per annum equal to the Default Rate, for the period during which such principal, interest or other amount shall be unpaid from the due date of such payment to, but not including, the date of actual payment thereof. Any such
Default Fees shall be payable at the times and subject to the priorities set forth in Section 303 hereof.

          (c) Maximum Interest Rate. In no event shall the interest charged with respect to a Series 2006-1 Note exceed the maximum amount permitted by
Applicable Law. If at any time the interest rate charged with respect to the
Series 2006-1 Notes exceeds the maximum rate permitted by Applicable Law, the rate of interest to accrue pursuant to this Supplement and such Series 2006-1
Note shall be limited to the maximum rate permitted by Applicable Law.

          Section 204. Principal Payments on the Series 2006-1 Notes. The
principal balance of the Series 2006-1 Notes shall be payable on each Payment
Date from amounts on deposit in the Series 2006-1 Series Account in an amount equal to (i) so long as no Early Amortization Event is continuing, the Minimum
Principal Payment Amount and the Scheduled

Principal Payment Amount for such Payment Date, to the extent that funds are available for such purpose in accordance with the provisions of part I of
Section 302 hereof, or (ii) if an Early Amortization Event is then continuing
(or an Event of Default has occurred, but the Series 2006-1 Notes have not been accelerated in accordance with the provisions of Section 802 of the Indenture), the Minimum Principal Payment Amount, the Scheduled Principal Payment Amount and
then unpaid Aggregate Series 2006-1 Note Principal Balance shall be payable in full to the extent that funds are available for such purposes in accordance with the provisions of Part (II) of Section 303 hereof. The unpaid principal amount of each Series 2006-1 Note together with all unpaid interest (including all
Default Fees), fees, expenses, costs and other amounts payable by the Issuer to the Series 2006-1 Noteholders, the Indenture Trustee and the Series Enhancer
pursuant to the terms of the Indenture and this Supplement, shall be due and payable in full on the earlier to occur of (x) the date on which an Event of
Default shall occur and the Series 2006-1 Notes have been accelerated in accordance with the provisions of Section 802 of the Indenture and (y) the
Series 2006-1 Legal Final Maturity Date.

          Section 205. Prepayment of Principal on the Series 2006-1 Notes.

          (a) The Aggregate Series 2006-1 Note Principal Balance of the Series
2006-1 Notes shall be required to be prepaid at the time and in the amounts set forth in Section 702(a) of the Indenture.

          (b) On the Payment Date occurring in April 2008 and on each Payment
Date thereafter, the Issuer will have the option to prepay, all, or a portion of, the Aggregate Series 2006-1 Note Principal Balance of the Series 2006-1
Notes in a minimum amount of One Hundred Thousand Dollars ($100,000). The Issuer
shall not prepay the Aggregate Series 2006-1 Note Principal Balance of the
Series 2006-1 Notes prior to the Payment Date occurring in April 2008; provided, however, that nothing contained herein shall prohibit any allocation to the
Series 2006-1 Noteholders of Supplemental Principal Payment Amounts in
accordance with the terms of the Indenture on any Payment Date or any prepayment pursuant to Section 311 of the Indenture prior to the Payment Date occurring in
April 2008. Any such Prepayment of all, or a portion of, the Aggregate Series
2006-1 Note Principal Balance shall also include accrued interest to the date of
Prepayment on the principal balance being prepaid. The Issuer may not make such
Prepayment from funds in the Trust Account, the Series 2006-1 Series Account,
the Restricted Cash Account or the Temporary Loss Account, except to the extent that funds in any such account would otherwise be payable to the Issuer or available to prepay the Aggregate Series 2006-1 Note Principal Balance in accordance with the terms of the Indenture and this Supplement.

          (c) In the event of any prepayment of the Series 2006-1 Notes in accordance with this Section 205 or any other provision of the Indenture, the
Issuer shall pay (i) any prepayment fees payable in accordance with the terms of the Premium Letter and (ii) any termination, notional reduction, breakage or other fees or costs assessed by any Hedge Counterparty.

          (d) The Issuer shall provide not less than five (5) Business Days prior written notice of any Prepayment to the Indenture Trustee and the Series
Enhancer, and the Indenture Trustee shall promptly forward a copy of such notice to the Series 2006-1 Noteholders.

                                       10

          Section 206. Restrictions on Transfer. (a) On the 2006-1 Closing Date,
the Issuer shall sell the Series 2006-1 Notes to the Initial Purchasers pursuant to the Series 2006-1 Note Purchase Agreement and deliver such Series 2006-1
Notes in accordance herewith and therewith. Thereafter, no Series 2006-1 Note may be sold, transferred or otherwise disposed of except in compliance with the provisions of the Indenture and except as follows:

          (A) to Persons that the transferring Person reasonably believes are
     Qualified Institutional Buyers in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A promulgated thereunder ("Rule 144A");

          (B) in offshore transactions in reliance on Regulation S under the
     Securities Act ("Regulation S");

          (C) to institutional "accredited investors" within the meaning of Rule
     501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act
     ("Institutional Accredited Investors") that take delivery of such Series
     2006-1 Note in an amount of at least $100,000 (or, if greater, the U.S.
     dollar equivalent of 50,000 Euros) and that deliver an Investment Letter substantially in the form of Exhibit C to the Indenture to the Indenture
     Trustee; or

          (D) to a Person who is taking delivery of such Series 2006-1 Notes pursuant to a transaction that is otherwise exempt from the registration requirements of the Securities Act, as confirmed in an Opinion of Counsel by such Person or its transferor addressed to the Indenture Trustee and the
     Issuer, which counsel and opinion are satisfactory to the Indenture Trustee and the Issuer.

The Indenture Trustee shall have no obligations or duties with respect to determining whether any transfers of the Series 2006-1 Notes are made in accordance with the Securities Act or any other law; provided that with respect to Definitive Notes, the Indenture Trustee shall enforce such transfer restrictions in accordance with the terms set forth in this Supplement.

          (b) Each purchaser (other than the Initial Purchasers) of the Series
2006-1 Notes (including any purchaser, other than the Initial Purchasers, of an interest in the Series 2006-1 Notes which are Global Notes) shall be deemed to have acknowledged and agreed as follows:

               (i) It is (A) a qualified institutional buyer as defined in Rule
          144A ("Qualified Institutional Buyer") and is acquiring such Series
          2006-1 Notes for its own institutional account or for the account or accounts of a Qualified Institutional Buyer or (B) purchasing such
          Series 2006-1 Notes in a transaction exempt from registration under the Securities Act and in compliance with the provisions of this
          Supplement and in compliance with the legend set forth in clause (iv)
          below or (C) not a U.S. Person as defined in Regulation S (a "U.S.
          Person") and is acquiring such Series 2006-1 Notes outside of the
          United States.

               (ii) It is purchasing one or more Series 2006-1 Notes in an amount of at least $100,000 (or, if greater, the U.S. dollar equivalent of 50,000 Euros) and it understands that such Series 2006-1
          Notes may be resold, pledged or otherwise

                                       11

          transferred only in an amount of at least $100,000 (or, if greater, the U.S. dollar equivalent of 50,000 Euros.

               (iii) It represents and warrants to the Issuer, the Indenture
          Trustee and the Initial Purchasers, that either (i) it is not acquiring the Series 2006-1 Note with the plan assets of a Benefit
          Plan or any other plan that is subject to a law that is similar to
          Title I of ERISA or Section 4975 of the Code or (ii) the acquisition, holding and disposition of the Series 2006-1 Note will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA,
          Section 4975 of the Code or any similar applicable law.

               (iv) It understands that the Series 2006-1 Notes are being transferred to it in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Series 2006-1
          Notes, such Series 2006-1 Notes may be resold, pledged or transferred only in accordance with applicable state securities laws and (1) in a transaction meeting the requirements of Rule 144A, to a Person that the seller reasonably believes is a Qualified Institutional Buyer that purchases for its own account (or for the account or accounts of a
          Qualified Institutional Buyer) and to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or
          (2) (A) to a Person that is an Institutional Accredited Investor, is taking delivery of such Series 2006-1 Notes in an amount of at least
          $100,000 (or, if greater, the U.S. dollar equivalent of 50,000 Euros), and delivers an Investment Letter to the Indenture Trustee or (B) to a
          Person that is taking delivery of such Series 2006-1 Notes pursuant to a transaction that is otherwise exempt from the registration requirements of the Securities Act, as confirmed in an opinion of counsel addressed to the Indenture Trustee, the Issuer and the transferor, which counsel and opinion are satisfactory to the
          Indenture Trustee, the Issuer and the transferor, or (3) in an offshore transaction in accordance with Rule 903 or 904 of Regulation
          S.

               (v) It is not a Competitor.

               (vi) It understands that each Series 2006-1 Note shall bear a legend substantially to the following effect:

          [FOR BOOK-ENTRY NOTES ONLY: UNLESS THIS SERIES 2006-1 NOTE IS
          PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST
          COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRANSFEROR OF SUCH
          NOTE (THE "TRANSFEROR") OR ITS AGENT FOR REGISTRATION OF TRANSFER,
          EXCHANGE OR PAYMENT, AND ANY SERIES 2006-1 NOTE ISSUED IS REGISTERED
          IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN
          AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
          CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
          REPRESENTATIVE OF DTC), ANY TRANSFER,

                                       12

          PLEDGE OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
          WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
          INTEREST HEREIN.]

          THIS SERIES 2006-1 NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES
          ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY
          PURCHASING THIS SERIES 2006-1 NOTE, AGREES THAT SUCH SERIES 2006-1
          NOTE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY
          APPLICABLE STATE SECURITIES LAWS AND (1) IN A TRANSACTION MEETING THE
          REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A
          PERSON THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED
          INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT (OR FOR THE
          ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER) AND TO WHOM
          NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING
          MADE IN RELIANCE ON RULE 144A, OR (2) IN AN OFFSHORE TRANSACTION
          COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE
          SECURITIES ACT OR (3) TO A PERSON (A) THAT IS AN INSTITUTIONAL
          "ACCREDITED INVESTOR," WITHIN THE MEANING OF RULE 501(A)(1), (2), (3)
          OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IS TAKING DELIVERY OF
          SUCH SERIES 2006-1 NOTE IN AN AMOUNT OF AT LEAST $100,000 (OR, IF
          GREATER, THE U.S. DOLLAR EQUIVALENT OF 50,000 EUROS) AND DELIVERS AN
          INVESTMENT LETTER TO THE INDENTURE TRUSTEE OR (B) THAT IS TAKING
          DELIVERY OF SUCH SERIES 2006-1 NOTE PURSUANT TO A TRANSACTION THAT IS
          OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES
          ACT, AS CONFIRMED IN AN OPINION OF COUNSEL ADDRESSED TO THE INDENTURE
          TRUSTEE AND THE ISSUER, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO
          THE ISSUER AND THE INDENTURE TRUSTEE.

          EACH PURCHASER AND TRANSFEREE OF A SERIES 2006-1 NOTE WILL BE DEEMED
          TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT ACQUIRING THE
          SERIES 2006-1 NOTE WITH THE PLAN ASSETS OF AN "EMPLOYEE BENEFIT PLAN"
          AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY
          ACT OF 1974, AS AMENDED ("ERISA"), WHICH IS SUBJECT TO THE PROVISIONS
          OF TITLE I OF ERISA, A "PLAN" DESCRIBED IN SECTION 4975(E)(1) OF THE
          INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AN ENTITY
          WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" OF ANY OF THE FOREGOING
          BY REASON OF AN EMPLOYEE BENEFIT PLAN'S OR PLAN'S INVESTMENT IN SUCH
          ENTITY, OR ANY OTHER PLAN

                                       13

          THAT IS SUBJECT TO A LAW THAT IS SIMILAR TO TITLE I OF ERISA OR
          SECTION 4975 OF THE CODE OR (II) THE ACQUISITION, HOLDING AND
          DISPOSITION OF THE SERIES 2006-1 NOTE WILL NOT GIVE RISE TO A
          NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA, SECTION
          4975 OF THE CODE OR ANY SIMILAR APPLICABLE LAW.

          THIS SERIES 2006-1 NOTE IS NOT GUARANTEED OR INSURED BY ANY
          GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

               (vii) Each investor described in Section 206(a)(B) understands that the Series 2006-1 Notes have not and will not be registered under the Securities Act, that any offers, sales or deliveries of the Series
          2006-1 Notes purchased by it in the United States or to U.S. Persons prior to the date that is 40 days after the later of (i) the commencement of the distribution of the Series 2006-1 Notes and (ii)
          the 2006-1 Closing Date, may constitute a violation of United States law, and that distributions of principal and interest will be made in respect of such Notes only following the delivery by the holder of a certification of non-U.S. beneficial ownership or the exchange of beneficial interest in Temporary Regulation S Global Notes for beneficial interests in the related Permanent Regulation S Global
          Notes (which in each case will itself require a certification of
          non-U.S. beneficial ownership), at the times and in the manner set forth in this Supplement.

               (viii) The Temporary Regulation S Global Notes representing the
          Series 2006-1 Notes sold to each investor described in Section
          206(a)(B) will bear a legend to the following effect, unless the
          Issuer determines otherwise consistent with Applicable Law:

          [FOR REGULATION S GLOBAL NOTES ONLY:

          EACH INVESTOR PURCHASING THIS NOTE IN RELIANCE UPON REGULATION S OF
          THE SECURITIES ACT UNDERSTANDS THAT THE NOTES HAVE NOT AND WILL NOT BE
          REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE
          "SECURITIES ACT"), THAT ANY OFFERS, SALES OR DELIVERIES OF THE NOTES
          PURCHASED BY IT IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN
          REGULATION S UNDER THE SECURITIES ACT) PRIOR TO THE DATE THAT IS 40
          DAYS AFTER THE LATER OF (I) THE COMMENCEMENT OF THE DISTRIBUTION OF
          THE NOTES AND (II) THE CLOSING DATE, MAY CONSTITUTE A VIOLATION OF
          UNITED STATES LAW, AND THAT DISTRIBUTIONS OF PRINCIPAL AND INTEREST
          WILL BE MADE IN RESPECT OF SUCH NOTES ONLY FOLLOWING THE DELIVERY BY
          THE HOLDER OF A CERTIFICATION OF NON-U.S. BENEFICIAL OWNERSHIP OR THE
          EXCHANGE OF BENEFICIAL INTEREST IN TEMPORARY REGULATION S GLOBAL NOTES
          FOR BENEFICIAL INTERESTS IN THE RELATED PERMANENT REGULATION S GLOBAL
          NOTES

                                       14

          (WHICH IN EACH CASE WILL ITSELF REQUIRE A CERTIFICATION OF NON-U.S.
          BENEFICIAL OWNERSHIP), AT THE TIMES AND IN THE MANNER SET FORTH IN THE
          INDENTURE.]

               (ix) The Indenture Trustee shall not permit the transfer of any
          Series 2006-1 Notes unless such transfer complies with the terms of the foregoing legends and, in the case of a transfer (i) to an
          Institutional Accredited Investor (other than a Qualified
          Institutional Buyer), the transferee delivers a completed Investment
          Letter to the Indenture Trustee, or (ii) to a Person other than a
          Qualified Institutional Buyer or an Institutional Accredited Investor,
          upon delivery of an Opinion of Counsel satisfactory to the Indenture
          Trustee, the Issuer and the Transferor, to the effect that the transferee is taking delivery of the Series 2006-1 Notes in a transaction that is otherwise exempt from the registration requirements of the Securities Act, which counsel and opinion are satisfactory to the Indenture Trustee, the Issuer and the Transferor.

          (c) Forms substantially in the form of Exhibit(s) B through F, as appropriate, shall be completed in connection with any transfer of the Series
2006-1 Notes.

                                       15

                                  ARTICLE III

                        Series 2006-1 Series Account and

              Allocation and Application of Amounts Therein; Policy

          Section 301. Series 2006-1 Series Account. The Issuer shall establish on the 2006-1 Closing Date and maintain, so long as any Series 2006-1 Note is
Outstanding, an Eligible Account in the name of the Issuer with the Indenture
Trustee which shall be designated as the Series 2006-1 Series Account, which account shall be pledged to the Indenture Trustee for the benefit of the Series
2006-1 Noteholders and the Series Enhancer pursuant to the Indenture and this
Supplement. All deposits of funds by or for the benefit of the Series 2006-1
Noteholders from the Trust Account, the Restricted Cash Account and the
Temporary Loss Account, shall be accumulated in, and withdrawn from, the Series
2006-1 Series Account in accordance with the provisions of the Indenture and this Supplement.

          Section 302. Investment of Funds. Any funds on deposit in the Series
2006-1 Series Account shall be invested in the same manner as the funds deposited and held in the Trust Account.

          Section 303. Distributions from Series 2006-1 Series Account. On each
Payment Date and on each other date on which any payment is to be made with respect to the Series 2006-1 Notes in accordance with Sections 203, 204 or 205 hereof, the Indenture Trustee shall distribute funds then on deposit in the
Series 2006-1 Series Account in accordance with the provisions of either subsection (I), (II) or (III) of this Section 303.

     (I) If neither an Early Amortization Event nor an Event of Default shall have occurred and be continuing:

          (1) To each Holder of a Series 2006-1 Note on the immediately preceding Record Date, on a pro rata basis an amount equal to its Series 2006-1
Note Interest Payment (exclusive of Default Fees) for such Payment Date;

          (2) To the Series Enhancer, an amount equal to any Repayment Amounts owing in respect of any Series 2006-1 Note Interest Payments paid by the Series
Enhancer;

          (3) To each Holder of a Series 2006-1 Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the Minimum
Principal Payment Amount then due and payable to the Holders of the Series
2006-1 Notes on such Payment Date;

          (4) To each Holder of a Series 2006-1 Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the Scheduled
Principal Payment Amount then due and payable to the Holders of the Series
2006-1 Notes on such Payment Date;

          (5) To each Holder of a Series 2006-1 Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the
Supplemental Principal Payment Amount, if any, allocable to the Series 2006-1
Notes on such Payment Date;

                                       16

          (6) To the Series Enhancer, an amount equal to all Repayment Amounts in respect of the Series 2006-1 Notes not paid pursuant to clause (2) above which are then due and payable pursuant to the Insurance Agreement;

          (7) To the Series Enhancer, an amount equal to all Indemnified
Liabilities in respect of the Series 2006-1 Notes then due and payable to the
Series Enhancer pursuant to the Series 2006-1 Transaction Documents;

          (8) To each Series 2006-1 Noteholder on the immediately preceding
Record Date, on a pro rata basis an amount equal to Default Fees (if any) then due and payable pursuant to the Series 2006-1 Transaction Documents; and

          (9) After application of the amounts required to be paid pursuant to
Section 302 of the Indenture, to the Issuer or its assigns, any remaining amounts then on deposit in the Series 2006-1 Series Account.

     (II) If an Early Amortization Event shall have occurred and be continuing with respect to any Series but no Event of Default shall have occurred and be continuing (or an Event of Default has occurred but the Notes have not been accelerated in accordance with Section 802 of the Indenture):

          (1) To each Holder of a Series 2006-1 Note on the immediately preceding Record Date, on a pro rata basis an amount equal to its Series 2006-1
Note Interest Payment (exclusive of Default Fees) for such Payment Date;

          (2) To the Series Enhancer, an amount equal to any Repayment Amounts owing in respect of any Series 2006-1 Note Interest Payments paid by the Series
Enhancer;

          (3) To each Holder of a Series 2006-1 Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the Minimum
Principal Payment Amount then due and payable to the Holders of the Series
2006-1 Notes on such Payment Date;

          (4) To each Holder of a Series 2006-1 Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the Scheduled
Principal Payment Amount then due and payable to the Holders of the Series
2006-1 Notes on such Payment Date;

          (5) To each Holder of a Series 2006-1 Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the then
Aggregate Series 2006-1 Note Principal Balance until the Aggregate Series 2006-1
Note Principal Balance has been reduced to zero;

          (6) To the Series Enhancer, an amount equal to all Repayment Amounts in respect of the Series 2006-1 Notes not paid pursuant to clause (2) above which are then due and payable pursuant to the Insurance Agreement;

          (7) To the Series Enhancer and each Holder of a Series 2006-1 Note on the immediately preceding Record Date, pro rata (based on respective amounts due), an amount equal to (i) in the case of the Series Enhancer, all Indemnified
Liabilities in respect of the Series

                                       17

2006-1 Notes then due and payable to the Series Enhancer pursuant to the Series
2006-1 Transaction Documents, and (ii) in the case of the Series 2006-1
Noteholders, all Default Fees then due and payable by the Issuer to the Series
2006-1 Noteholders pursuant to the Series 2006-1 Transaction Documents; and

          (8) After application of the amounts required to be paid pursuant to
Section 302 of the Indenture, to the Issuer or its assigns, any remaining amounts then on deposit in the Series 2006-1 Series Account.

     (III) If an Event of Default shall have occurred and be continuing and the
Notes of any Series have been declared due and payable and such declaration and its consequences have not been rescinded or annulled:

          (1) To each Holder of a Series 2006-1 Note on the immediately preceding Record Date, on a pro rata basis an amount equal to its Series 2006-1
Note Interest Payment (exclusive of Default Fees) then due and payable for such
Payment Date to the Holders of the Series 2006-1 Notes;

          (2) To the Series Enhancer, an amount equal to any Repayment Amounts owing in respect of any Series 2006-1 Note Interest Payments paid by the Series
Enhancer;

          (3) To each Holder of a Series 2006-1 Note on the immediately preceding Record Date on a pro rata basis, an amount equal to the Aggregate
Series 2006-1 Note Principal Balance until the Aggregate Series 2006-1 Note
Principal Balance has been reduced to zero;

          (4) To the Series Enhancer, an amount equal to all Repayment Amounts in respect of the Series 2006-1 Notes not paid pursuant to clause (2) above which are then due and payable pursuant to the Insurance Agreement;

          (5) To the Series Enhancer and each Holder of a Series 2006-1 Note on the immediately preceding Record Date, pro rata (based on respective amounts due), an amount equal to (i) in the case of the Series Enhancer, all Indemnified
Liabilities in respect of the Series 2006-1 Notes then due and payable to the
Series Enhancer pursuant to the Series 2006-1 Transaction Documents, and (ii) in
the case of the Series 2006-1 Noteholders, on a pro rata basis all Default Fees then due and payable by the Issuer to the Series 2006-1 Noteholders pursuant to the Series 2006-1 Transaction Documents; and

          (6) After application of the amounts required to be paid pursuant to
Section 302 of the Indenture, to the Issuer or its assigns, any remaining amounts then on deposit in the Series 2006-1 Series Account.

          Any amounts payable to a Series 2006-1 Noteholder or the Series
Enhancer pursuant to this Section 303 shall be made by wire transfer of immediately available funds to the account that such Series 2006-1 Noteholder or the Series Enhancer has designated to the Indenture Trustee in writing at least five Business Days prior to the applicable Payment Date. Any amounts payable by the Issuer hereunder are contingent upon the availability of funds to make such payment in accordance with the provisions of this Section 303 and, to the extent such funds are not available, shall not constitute a "Claim" (as defined in
Section 101(5) of the

                                       18

Bankruptcy Code) against the Issuer in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings involving the Issuer in the event that such amounts are not paid in accordance with Section 303 of this
Supplement.

          Section 304. The Policy.

          (a) On each Determination Date, the Indenture Trustee shall determine, with respect to the immediately following Payment Date, based solely on the information contained in the Manager Report, whether there exists a Deficiency
Amount.

          (b) If there exists a Deficiency Amount which is an Insured Amount under the Policy with respect to a Payment Date, the Indenture Trustee shall complete a Notice in the form of Exhibit A to the Policy and submit such claim for such Insured Amount to the Series Enhancer in accordance with the terms of the Policy on the Determination Date preceding such Payment Date. Any payment made by the Series Enhancer under the Policy shall be applied solely to the payment of principal or interest (other than Default Fees) on the Series 2006-1
Notes subject to the terms of the Policy.

          (c) The Indenture Trustee shall (i) receive Insured Amounts as attorney-in-fact of each of the Series 2006-1 Noteholders and (ii) disburse such
Insured Amounts directly to the Series 2006-1 Noteholders. The Issuer hereby agrees for the benefit of the Series Enhancer (and each Series 2006-1
Noteholder, by acceptance of its Series 2006-1 Notes, will be deemed to have agreed) that, without limiting any other rights of the Series Enhancer, to the extent the Series Enhancer pays, or causes to be paid, Insured Amounts, either directly or indirectly (as by paying through distribution to the Indenture
Trustee), to the Series 2006-1 Noteholders, the Series Enhancer will be entitled to receive the related Reimbursement Amount pursuant to Section 303 hereof in lieu of the Series 2006-1 Noteholders and will be subrogated to their payment rights thereunder.

          (d) The Series 2006-1 Notes will be insured by the Policy pursuant to the terms set forth therein, notwithstanding any provisions to the contrary contained in this Supplement. All amounts received under the Policy shall be used solely for the payment when due to the Series 2006-1 Noteholders of the
Insured Amounts.

          (e) Anything herein to the contrary notwithstanding, any payment with respect to the principal of or interest on the Series 2006-1 Notes which is made with monies received pursuant to the terms of the Policy shall not be considered payment by the Issuer of the Series 2006-1 Notes, shall not discharge the Issuer in respect of its obligation to make such payment, and shall not result in the payment of, or the provision for the payment of, the principal of or interest on, the Series 2006-1 Notes for purposes of Sections 203 and 204 hereof or of the Indenture; provided, however, that notwithstanding any failure of the Issuer to pay any such amounts, to the extent such payment is made to the Series 2006-1
Noteholders with monies received pursuant to the terms of the Policy, the Series
2006-1 Noteholders may not institute any Proceeding with respect to this
Supplement or any other Transaction Document, or exercise any other remedy hereunder or thereunder without the prior written consent of the Series
Enhancer. The Issuer and the Indenture Trustee acknowledge that, without the need for any further action on the part of the Series Enhancer, the Issuer, the
Indenture Trustee or the Note Registrar, (i) to

                                       19

the extent the Series Enhancer makes payments, directly or indirectly, on account of principal of, or interest on, the Series 2006-1 Notes to the Series
2006-1 Noteholders, the Series Enhancer will be fully subrogated to the rights of such Series 2006-1 Noteholders to receive such principal and interest
(including Default Fees) from the Issuer, and (ii) the Series Enhancer shall be paid such principal and interest in its capacity as partial subrogee of the
Series 2006-1 Noteholders, but only from the sources and in the manner provided herein for the payment of such principal and interest. To evidence the Series
Enhancer's subrogation to the rights of the Series 2006-1 Noteholders, the Note
Register shall, upon receipt from the Series Enhancer of proof of payment by the
Series Enhancer of any Insured Amount, make such notations upon the register of the Series 2006-1 Noteholders, if any, as is necessary to reflect the Series
Enhancer's right to be paid such principal and interest in its capacity as a partial subrogee of the Series 2006-1 Notes. Nothing in this Section 304(e)
shall expose the Issuer or the Collateral to double recovery for any such amounts.

          (f) The parties hereto grant to the Series Enhancer, as long as no
Series Enhancer Default shall have occurred and is continuing, the right of prior approval of amendments, waivers or supplements to the Series 2006-1
Transaction Documents available to the Series 2006-1 Noteholders thereunder and of the exercise of any option, vote, right, power or the like available to the
Series 2006-1 Noteholders hereunder. Nothing contained in this paragraph (f)
shall vitiate the right of a Series 2006-1 Noteholder to consent to any amendment of the type set forth in clauses (i) through (vii) of Section 1002(a)
of the Indenture.

          (g) The Indenture Trustee shall keep a complete and accurate record of the amount and allocation of Insured Amounts and the Series Enhancer shall have the right to inspect such records at reasonable times upon three (3) Business
Days' prior written notice to the Indenture Trustee.

          (h) In the event that a Preference Amount is payable under the Policy, the Indenture Trustee shall so notify the Series Enhancer, shall comply with the provisions of the Policy to obtain payment by the Series Enhancer of such
Preference Amount at the earliest possible date, and shall, at the time it provides notice to the Series Enhancer, notify the Series 2006-1 Noteholders by mail that, in the event that any Series 2006-1 Noteholder's payment is so recoverable, the Indenture Trustee on behalf of such Series 2006-1 Noteholder will be entitled to payment thereof pursuant to the terms of the Policy. The
Indenture Trustee shall furnish to the Series Enhancer, at its written request, the requested records it holds in its possession evidencing the payments of principal of and interest on the Series 2006-1 Notes, if any, which have been made by the Indenture Trustee and subsequently recovered from the Series 2006-1
Noteholders, and the dates on which such payments were made.

          Without limiting any rights of the Series Enhancer under the Policy or any other Series 2006-1 Transaction Document, and without modifying or otherwise affecting any terms or conditions of the Policy, each Series 2006-1 Noteholder, by its purchase of the Series 2006-1 Notes, and the Indenture Trustee hereby agree that, the Series Enhancer (so long as no Series Enhancer Default exists)
may at any time during the continuation of any Proceeding relating to a
Preference Amount direct all matters relating to such Preference Amount, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Amount and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In

                                       20

addition, and without limitation of the foregoing, the Series Enhancer shall be subrogated to the rights of the Indenture Trustee and each such Series 2006-1
Noteholder, in the conduct of any Proceeding with respect to any such Preference
Amount, including, without limitation, all rights of any party to an adversary proceeding action with respect to any order issued in connection with any such
Preference Amount. Insured Amounts paid by the Series Enhancer to the Indenture
Trustee shall be received by the Indenture Trustee, as agent to the Series
2006-1 Noteholders. The Indenture Trustee, as agent to the Series 2006-1
Noteholders, hereby acknowledges and affirms that the Series Enhancer shall be fully subrogated to the rights of the Series 2006-1 Noteholders to any monies paid or payable in respect of the Series 2006-1 Notes to the extent of any payment made by the Series Enhancer pursuant to the terms of the Policy, and any interest (including Repayment Amounts consisting of interest on any Repayment
Amount) due thereon.

          (i) By acceptance of a Series 2006-1 Note, each Series 2006-1
Noteholder agrees to be bound by the terms of the Policy, including, without limitation, the method and timing of payment and the Series Enhancer's right of subrogation.

          (j) Notwithstanding the foregoing, in the event that payments on the
Series 2006-1 Notes are accelerated, such accelerated payments will not be covered by the Series Enhancer under the Policy, unless the Series Enhancer shall elect to make such accelerated payments in accordance with and subject to the terms of the Policy.

          (k) The Indenture Trustee shall be entitled to enforce on behalf of the Series 2006-1 Noteholders the obligations of the Series Enhancer under the
Policy. Notwithstanding any other provision of this Supplement or any Series
2006-1 Transaction Document, the Series 2006-1 Noteholders are not entitled to make any claims under the Policy or institute proceedings directly against the
Series Enhancer.

          (l) Nothing in this Section 304 or in any other Section hereof shall or is intended to modify any of the terms, provisions or conditions of the
Policy.

                                   ARTICLE IV

                                   [Reserved]

                                       21

                                   ARTICLE V

                             Conditions to Issuance

          Section 501. Conditions to Issuance. The Indenture Trustee shall not authenticate the Series 2006-1 Notes unless (i) all conditions to the issuance of the Series 2006-1 Notes under the Series 2006-1 Note Purchase Agreement shall have been satisfied, and (ii) the Issuer shall have delivered a certificate to the Indenture Trustee to the effect that all conditions set forth in the Series
2006-1 Note Purchase Agreement shall have been satisfied.

                                       22

                                   ARTICLE VI

                         Representations and Warranties

          To induce the Series 2006-1 Noteholders to purchase the Series 2006-1
Notes hereunder, the Issuer hereby represents and warrants as of the 2006-1
Closing Date to the Series Enhancer and the Indenture Trustee for the benefit of the Series 2006-1 Noteholders that:

          Section 601. Existence. The Issuer is a limited liability company duly organized, validly existing and in compliance under the laws of Delaware. The
Issuer is in good standing and is duly qualified to do business in each jurisdiction where the failure to do so would reasonably be expected to have a material adverse effect upon the Issuer, and has all licenses, permits, charters and registrations the failure to hold which would reasonably be expected to have a material adverse effect on the Issuer.

          Section 602. Authorization. The Issuer has the power and is duly authorized to execute and deliver this Supplement and the other Series 2006-1
Transaction Documents to which it is a party; the Issuer is and will continue to be duly authorized to borrow monies hereunder and under the Indenture; and the
Issuer is and will continue to be authorized to perform its obligations under the Indenture, this Supplement and the other Series 2006-1 Transaction
Documents. The execution, delivery and performance by the Issuer of this
Supplement and the other Series 2006-1 Transaction Documents to which it is a party and the borrowings hereunder do not and will not require any consent or approval of any Governmental Authority, stockholder or any other Person which has not already been obtained.

          Section 603. No Conflict; Legal Compliance. The execution, delivery and performance of this Supplement and each of the other Series 2006-1
Transaction Documents and the execution, delivery and payment of the Series
2006-1 Notes will not: (a) contravene any provision of the Issuer's charter documents, by-laws or other organizational documents; (b) contravene, conflict with or violate any Applicable Law or regulation, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority; or (c)
violate or result in the breach of, or constitute a default under the Indenture, this Supplement, the other Series 2006-1 Transaction Documents, any other indenture or other loan or credit agreement, or other agreement or instrument to which the Issuer is a party or by which the Issuer, or its property and assets may be bound or affected. The Issuer is not in violation or breach of or default under any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any contract, agreement, lease, license, indenture or other instrument to which it is a party, in each case, in a manner that would reasonably be expected to result in a Material Adverse Change.

          Section 604. Validity and Binding Effect. This Supplement is, and each
Series 2006-1 Transaction Document to which the Issuer is a party, when duly executed and delivered, will be, the legal, valid and binding obligations of the
Issuer, enforceable against the Issuer in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

                                       23

          Section 605. Financial Conditions. Since December 31, 2005, there has been no Material Adverse Change in the financial condition of the Issuer.

          Section 606. Place of Business. The Issuer's only "place of business"
(within the meaning of Section 9-307 of the UCC) is located at its address determined in accordance with Section 1307 of the Indenture.

          Section 607. No Agreements or Contracts. The Issuer is not now and has
not been a party to any contract or agreement (whether written or oral) other than the Series 2005-1 Transaction Documents (as such term is defined in the
Supplement for such Series), the Series 2006-1 Transaction Documents and the
Transaction Documents (as defined in the Indenture).

          Section 608. Consents and Approvals. No approval, authorization or consent of any trustee or holder of any Indebtedness or obligation of the Issuer or of any other Person under any agreement, contract, lease or license or similar document or instrument to which the Issuer is a party or by which the
Issuer is bound, is required to be obtained by the Issuer in order to make or consummate the transactions contemplated under the Series 2006-1 Transaction
Documents, except for those approvals, authorizations and consents that have been obtained on or prior to the 2006-1 Closing Date or which the failure to obtain would not reasonably be expected to result in a Material Adverse Change.
All consents and approvals of, filings and registrations with, and other actions in respect of, all Governmental Authorities required to be obtained by the
Issuer in order to make or consummate the transactions contemplated under the
Series 2006-1 Transaction Documents have been, or prior to the time when required will have been, obtained, given, filed or taken and are or will be in full force and effect other than any such consents, approvals, filings or registrations the failure to so obtain or make would not reasonably be expected to result in a Material Adverse Change.

          Section 609. Margin Regulations. The Issuer does not own any "margin security", as that term is defined in Regulation U of the Federal Reserve Board, and the proceeds of the Series 2006-1 Notes issued under this Supplement will be used only for the purposes contemplated hereunder. None of such proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the loans under this Supplement to be considered a "purpose credit" within the meaning of Regulations T, U and X. The
Issuer will not take or permit any agent acting on its behalf to take any action which might cause this Supplement or any document or instrument delivered by the
Issuer pursuant hereto to violate any regulation of the Federal Reserve Board.

          Section 610. Taxes. All federal, state, local and foreign tax returns, reports and statements required to be filed by the Issuer have been filed with the appropriate Governmental Authorities, and all taxes and other impositions shown thereon to be due and payable by the Issuer have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid, or the Issuer is contesting its liability therefor in good faith and has fully reserved all such amounts according to GAAP in the financial statements provided pursuant to Section 626 of the Indenture. The Issuer has paid when due and payable all material charges upon the books of

                                       24

the Issuer and no Governmental Authority has asserted any Lien against the
Issuer with respect to unpaid taxes. Proper and accurate amounts have been withheld by the Issuer from its employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective Governmental Authorities.

          Section 611. Other Regulations. The Issuer is not: (a) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of such a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act of
1935, as amended, or (b) an "investment company," or an "affiliated person" of, or a "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. The issuance of the Series 2006-1 Notes hereunder and the application of the proceeds and repayment thereof by the Issuer and the performance of the transactions contemplated by the Indenture, this Supplement and the other Series
2006-1 Transaction Documents will not violate any provision of the Investment
Company Act or the Public Utility Holding Company Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

          Section 612. Solvency and Separateness.

               (i) The capital of the Issuer is adequate for the business and undertakings of the Issuer.

               (ii) Other than with respect to the transactions contemplated hereby, and by the other Series 2006-1 Transaction Documents, the
          Series 2005-1 Transaction Documents and the Transaction Documents, the
          Issuer is not engaged in any business transactions with the Manager except as permitted by the Management Agreement or with the Seller except as permitted by the Contribution and Sale Agreement.

               (iii) At all times, at least one (1) member of the board of directors of the Issuer shall qualify as an Independent Manager (as defined in the Issuer's limited liability company agreement).

               (iv) The Issuer's funds and assets are not, and will not be, commingled with those of the Manager, except as permitted by the
          Management Agreement.

               (v) The Issuer shall maintain (A) correct and complete books and records of account, and (B) minutes of the meetings and other proceedings of its board of managers.

               (vi) The Issuer is not insolvent under the Insolvency Law and will not be rendered insolvent by the transactions contemplated by the
          Series 2006-1 Transaction Documents and after giving effect to such transactions, the Issuer will not be left with an unreasonably small amount of capital with which to engage in its business nor will the
          Issuer have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. The Issuer does not contemplate the commencement of insolvency, bankruptcy, liquidation

                                       25

          or consolidation Proceedings or the appointment of a receiver, liquidator, trustee or similar official in respect of the Issuer or any of its assets.

          Section 613. Survival of Representations and Warranties. So long as any of the Series 2006-1 Notes shall be Outstanding and until payment and performance in full of the Outstanding Obligations, the representations and warranties contained herein shall have a continuing effect as having been true when made.

          Section 614. No Default. No Event of Default or Early Amortization
Event has occurred and is continuing. No event or condition that with notice or the passage of time (or both) could reasonably be expected to constitute an
Event of Default or Early Amortization Event has occurred or is continuing.

          Section 615. Litigation and Contingent Liabilities. No claims, litigation, arbitration proceedings or governmental proceedings by any
Governmental Authority are pending or threatened against or are affecting the
Issuer the results of which will materially and adversely interfere with the consummation of any of the transactions contemplated by the Indenture, this
Supplement or any document issued or delivered in connection therewith or herewith.

          Section 616. Title; Liens. The Issuer has good, legal and marketable title to each of its respective assets, and none of such assets is subject to any Lien, except for Permitted Encumbrances and the Liens created or permitted pursuant to the Indenture.

          Section 617. Subsidiaries. The Issuer has no subsidiaries.

          Section 618. No Partnership. The Issuer is not a partner or joint venturer in any partnership or joint venture.

          Section 619. Pension and Welfare Plans. During the
twelve-consecutive-month period prior to the date of the execution and delivery of this Supplement, no steps have been taken to terminate any Plan, and no contribution failure has occurred with respect to any Plan, sufficient to give rise to a lien under section 302(f) of ERISA. No condition exists or event or transaction, has occurred with respect to any Plan which could result in the
Issuer or any ERISA Affiliate of the Issuer incurring any material liability, fine or penalty. As of the 2006-1 Closing Date, the Issuer is not a Benefit Plan
or any other plan that is subject to a law that is similar to Title I of ERISA or Section 4975 of the Code.

          Section 620. Ownership of the Issuer. On the 2006-1 Closing Date, all
of the issued and outstanding membership interests of the Issuer are owned by
TAL.

          Section 621. Security Interest Representations.

          (a) This Supplement, the Series 2005-1 Supplement and the Indenture
create a valid and continuing security interest (as defined in the UCC) in the
Collateral in favor of the Indenture Trustee, for the benefit of the
Noteholders, each Series Enhancer and any Hedge Counterparty, which security interest is prior to all other Liens (other than Permitted Encumbrances), and is enforceable as such as against creditors of and purchasers from the Issuer.

                                       26

          (b) The Containers constitute "goods" within the meaning of the applicable UCC. The Leases constitute "tangible chattel paper" within the meaning of the UCC. The lease receivables constitute "accounts" or "proceeds" of the Leases within the meaning of the UCC. The Trust Account, the Restricted Cash
Account, the Temporary Loss Account and any Series Accounts constitute
"securities accounts" within the meaning of the UCC. The Issuer's contractual rights under any Hedge Agreements, the Contribution and Sale Agreement and the
Management Agreement constitute "general intangibles" within the meaning of the
UCC.

          (c) The Issuer owns and has good and marketable title to the
Collateral, free and clear of any Lien (whether senior, junior or pari passu), claim or encumbrance of any Person, except for Permitted Encumbrances.

          (d) The Issuer has caused the filing of all appropriate financing statements or documents of similar import in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the security interest in the Collateral granted to the Indenture Trustee in this Supplement, the Series 2005-1 Supplement and the Indenture and such security interest constitutes a perfected security interest in favor of the Indenture Trustee. All financing statements filed against the Issuer in favor of the Indenture Trustee in connection herewith describing the Collateral contain a statement to the following effect: "A purchase or acquisition of a security interest in any collateral described in this financing statement will violate the rights of the
Secured Party."

          (e) Other than the security interest granted to the Indenture Trustee pursuant to this Supplement, the Series 2005-1 Supplement and the Indenture, the
Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral, except as permitted pursuant to the
Indenture. The Issuer has not authorized the filing of, and is not aware of, any financing statements against the Issuer that include a description of collateral covering the Collateral other than any financing statement or document of similar import (i) relating to the security interest granted to the Indenture
Trustee in this Supplement, the Series 2005-1 Supplement or the Indenture or
(ii) that has been terminated. The Issuer has no actual knowledge of any judgment or tax lien filings against the Issuer.

          (f) Pursuant to Section 3.3.5 of the Management Agreement, the Manager
has acknowledged that it is holding the Leases, to the extent they relate to the
Managed Containers, on behalf of, and for the benefit of, the Indenture Trustee.
None of the Leases that constitute or evidence the Collateral has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person. The Seller has caused the filing of all appropriate financing statements or documents of similar import in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the ownership interest of the Issuer (and the Indenture Trustee as its assignee) in the Leases
(to the extent that such Leases relate to the Managed Containers) arising under the Contribution and Sale Agreement.

          (g) The Issuer has received all necessary consents and approvals required by the terms of the Collateral to the pledge to the Indenture Trustee of its interest and rights in such Collateral hereunder or under the Indenture.

                                       27

          (h) U.S. Bank National Association (in its capacity as securities intermediary) has identified in its records the Indenture Trustee as the Person having a Security Entitlement in each of the Trust Account, the Restricted Cash
Account, the Temporary Loss Account and any Series Accounts.

          (i) The Trust Account, the Restricted Cash Account, the Temporary Loss
Account and any Series Accounts are not in the name of any Person other than the
Issuer. The Issuer has not consented for U.S. Bank National Association (as the securities intermediary of the Trust Account, the Restricted Cash Account, the
Temporary Loss Account and any Series Accounts) to comply with Entitlement
Orders of any Person other than the Indenture Trustee.

          (j) No creditor of the Issuer (other than (x) with respect to the
Managed Containers, the related lessee and (y) the Manager in its capacity as
Manager under the Management Agreement) has in its possession any goods that constitute or evidence the Collateral, other than for purposes of repair, refurbishment, painting, positioning, storage and other similar matters with respect to Managed Containers.

The representations and warranties set forth in this Section 621 shall survive until this Supplement is terminated in accordance with its terms and the terms of the Indenture. Any breaches of the representations and warranties set forth in this Section 621 may be waived by the Indenture Trustee, only with the prior written consent of the Control Party and with the prior written notice to the
Rating Agencies.

                                       28

                                   ARTICLE VII

                            Miscellaneous Provisions

          Section 701. Ratification of Indenture. As supplemented by this
Supplement, the Indenture is in all respects ratified and confirmed and the
Indenture as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

          Section 702. Counterparts. This Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Supplement by facsimile or by electronic means shall be equally effective as of the delivery of an originally executed counterpart.

          Section 703. Governing Law. THIS SUPPLEMENT SHALL BE CONSTRUED AND
INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING
SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT
GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW, AND THE RIGHTS, OBLIGATIONS
AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF NEW YORK.

          Section 704. Notices to Rating Agencies. Whenever any notice or other communication is required to be given to the Rating Agencies pursuant to the
Indenture or this Supplement, such notice or communication shall be delivered as follows: (i) to Moody's at Moody's Investors Service, Inc., 99 Church Street,
New York, New York 10007, fax: (212/553-4392), email:
servicerreports@moodys.com, Attention: ABS Monitoring Group and (ii) if to S&P
at Standard & Poor's Ratings Services, 55 Water Street, 41st Floor, New York,
New York 10041, Attention: Asset-Backed Surveillance Group - phone:
(212/438-2435), fax: (212/438-2664). Any rights to notices conveyed to a Rating
Agency pursuant to the terms of this Supplement shall terminate immediately if such Rating Agency no longer has a rating outstanding with respect to the Series
2006-1 Notes.

          Section 705. Amendments and Modifications. (a) The terms of this
Supplement may be waived, modified or amended only in a written instrument signed by (A) each of the Issuer, the Control Party and the Indenture Trustee
and (B) (i) except with respect to the matters set forth in Section 1002(a) of the Indenture, the prior written consent of the Majority of Holders and (ii) if required pursuant to Section 304(g) hereof or pursuant to Section 1001 or
1002(a) of the Indenture, the Series Enhancer and each affected Series 2006-1
Noteholder. For the purposes of clause (B) of the preceding sentence, any amendment to or modification or waiver of this Supplement shall be deemed a
Supplemental Indenture subject to Sections 1001 or 1002 of the Indenture.

Prior to the execution of any written instrument pursuant to this Section, the
Issuer shall provide a written notice to each Rating Agency setting forth in general terms the substance of any such written instrument.

                                       29

          (b) Promptly after the execution by the Issuer and the Indenture
Trustee of any written instrument pursuant to this Section, the Indenture
Trustee shall mail to the Noteholders, each Rating Agency, the Administrative
Agent, each Hedge Counterparty and the Series Enhancer a copy of the text of such written instrument. Any failure of the Indenture Trustee to mail such copy, or any defect therein, shall not, however, in any way impair or affect the validity of any such written instrument.

          Section 706. Consent to Jurisdiction. ANY LEGAL SUIT, ACTION OR
PROCEEDING AGAINST ANY PARTY HERETO ARISING OUT OF OR RELATING TO THIS
SUPPLEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, MAY BE INSTITUTED IN ANY
FEDERAL OR STATE COURT IN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND EACH
PARTY HERETO HEREBY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO
THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND, SOLELY FOR THE
PURPOSES OF ENFORCING THIS SUPPLEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY
SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR
PROCEEDING.

          Section 707. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY
IRREVOCABLY WAIVES, AS AGAINST THE OTHER PARTIES HERETO, ANY RIGHTS IT MAY HAVE
TO A JURY TRIAL IN RESPECT OF ANY CIVIL ACTION OR PROCEEDING (WHETHER ARISING IN
CONTRACT OR TORT OR OTHERWISE), INCLUDING ANY COUNTERCLAIM, ARISING UNDER OR
RELATING TO THIS SUPPLEMENT OR ANY OTHER SERIES 2006-1 TRANSACTION DOCUMENT,
INCLUDING IN RESPECT OF THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT HEREOF OR
THEREOF.

          Section 708. No Petition. The Indenture Trustee, on its own behalf, hereby covenants and agrees, and each Noteholder by its acquisition of a Series
2006-1 Note shall be deemed to covenant and agree, that it will not institute against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any Insolvency Law or any other federal or state bankruptcy or similar law, at any time other than on a date which is at least one year and one day after the last date on which any
Series 2006-1 Note is Outstanding. The provisions of this Section 708 shall survive the repayment of the Notes and any termination of this Supplement.

          Section 709. Third Party Beneficiary. The Series Enhancer is a third party beneficiary of this Supplement and shall be entitled to rely on all representations, warranties, covenants and agreements contained herein, and in the Indenture to the extent related hereto, as if made directly to it and as if it were a party hereto and shall have full power and authority to enforce the obligations of the parties hereunder.

                            [Signature page follows.]

                                       30

          IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Supplement to be duly executed and delivered all as of the day and year first above written.

                                        TAL ADVANTAGE I LLC, as Issuer

                                        By: TAL International Container
                                            Corporation, its Manager

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        U.S. BANK NATIONAL ASSOCIATION, not
                                        individually but solely as Indenture
                                        Trustee

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                        SERIES 2006-1 SUPPLEMENT

                                   EXHIBIT A-1

                            FORM OF 144A GLOBAL NOTE

UNLESS THIS SERIES 2006-1 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRANSFEROR
OF SUCH NOTE (THE "TRANSFEROR") OR ITS AGENT FOR REGISTRATION OF TRANSFER,
EXCHANGE OR PAYMENT, AND ANY SERIES 2006-1 NOTE ISSUED IS REGISTERED IN THE NAME
OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER
ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER,
PLEDGE OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL
INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SERIES 2006-1 NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS
SERIES 2006-1 NOTE, AGREES THAT SUCH SERIES 2006-1 NOTE MAY BE RESOLD, PLEDGED
OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND
(1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES
ACT ("RULE 144A"), TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A
QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT (OR FOR THE
ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER) AND TO WHOM NOTICE IS
GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON
RULE 144A, OR (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904
OF REGULATION S UNDER THE SECURITIES ACT OR (3) TO A PERSON (A) THAT IS AN
INSTITUTIONAL "ACCREDITED INVESTOR," WITHIN THE MEANING OF RULE 501(A)(1), (2),
(3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IS TAKING DELIVERY OF SUCH
SERIES 2006-1 NOTE IN AN AMOUNT OF AT LEAST $100,000 (OR, IF GREATER, THE U.S.
DOLLAR EQUIVALENT OF 50,000 EUROS) AND DELIVERS A PURCHASER LETTER TO THE
INDENTURE TRUSTEE IN THE FORM ATTACHED TO THE SUPPLEMENTS OR (B) THAT IS TAKING
DELIVERY OF SUCH SERIES 2006-1 NOTE PURSUANT TO A TRANSACTION THAT IS OTHERWISE
EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AS CONFIRMED IN
AN OPINION OF COUNSEL ADDRESSED TO THE INDENTURE TRUSTEE AND THE ISSUER, WHICH
COUNSEL AND OPINION ARE SATISFACTORY TO THE ISSUER AND THE INDENTURE TRUSTEE.

EACH PURCHASER AND TRANSFEREE OF A SERIES 2006-1 NOTE WILL BE DEEMED TO
REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT ACQUIRING THE SERIES 2006-1 NOTE
WITH THE PLAN ASSETS OF AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF
THE EMPLOYEE

                                      A-1-1

RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHICH IS SUBJECT
TO THE PROVISIONS OF TITLE I OF ERISA, A "PLAN" DESCRIBED IN SECTION 4975(E)(1)
OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AN ENTITY WHOSE
UNDERLYING ASSETS INCLUDE "PLAN ASSETS" OF ANY OF THE FOREGOING BY REASON OF AN
EMPLOYEE BENEFIT PLAN'S OR PLAN'S INVESTMENT IN SUCH ENTITY, OR ANY OTHER PLAN
THAT IS SUBJECT TO A LAW THAT IS SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF
THE CODE OR (II) THE ACQUISITION, HOLDING AND DISPOSITION OF THE SERIES 2006-1
NOTE WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406
OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR APPLICABLE LAW.

THIS SERIES 2006-1 NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY
OR INSTRUMENTALITY.

                                      A-1-2

                 TAL ADVANTAGE I LLC FLOATING RATE SECURED NOTE

$[XX]                                                   CUSIP No.: _____________
                                                                           No. 1
                                                        _____________ ___, 200__

          KNOW ALL PERSONS BY THESE PRESENTS that TAL ADVANTAGE I LLC, a limited liability company organized under the laws of Delaware (the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, at the principal corporate trust office of the Indenture Trustee named below, (i) the principal sum of up to XX.00 Dollars ($XX.00), which sum shall be payable on the dates and in the amounts set forth in the Amended and Restated Indenture, dated as of April 12, 2006 (as amended, restated or otherwise modified from time to time, the "Indenture") and the Series 2006-1 Supplement, dated as of April 12,
2006 (as amended, restated or otherwise modified from time to time, the "Series
2006-1 Supplement"), each between the Issuer and U.S. Bank National Association as indenture trustee (the "Indenture Trustee"), and (ii) interest on the outstanding principal amount of this Note on the dates and in the amounts set forth in the Indenture and the Series 2006-1 Supplement. Capitalized terms not otherwise defined herein will have the meaning set forth in the Indenture and the Series 2006-1 Supplement.

          Payment of the principal of and interest on this Note shall be made in lawful money of the United States of America which at the time of payment is legal tender for payment of public and private debts. The principal balance of, and interest on this Note is payable at the times and in the amounts set forth in the Indenture and the 2006-1 Supplement by wire transfer of immediately available funds to the account designated by the Holder of record on the immediately preceding Record Date.

          This Note is one of the authorized notes identified in the title hereto and issued in the aggregate principal amount of up to Six Hundred Eighty
Million Dollars ($680,000,000.00) pursuant to the Indenture and the Series
2006-1 Supplement.

          The Notes shall be an obligation of the Issuer and shall be secured by the Collateral, all as defined in, and subject to limitations set forth in, the
Indenture and the Series 2006-1 Supplement.

          This Note is transferable as provided in the Indenture and the Series
2006-1 Supplement, subject to certain limitations therein contained, only upon the books for registration and transfer kept by the Indenture Trustee, and only upon surrender of this Note for transfer to the Indenture Trustee duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Indenture Trustee duly executed by, the registered Holder hereof or his attorney duly authorized in writing. The Indenture Trustee or the
Issuer may require payment by the Holder of a sum sufficient to cover any tax expense or other governmental charge payable in connection with any transfer or exchange of the Notes.

          The Issuer, the Indenture Trustee and any other agent of the Issuer may treat the Person in whose name this Note is registered as the absolute owner hereof for all purposes, and

                                      A-1-3

neither the Issuer, the Indenture Trustee, nor any other such agent shall be affected by notice to the contrary.

          The Notes are subject to Prepayment, at the times and subject to the conditions set forth in the Indenture and the Series 2006-1 Supplement.

          If an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Indenture and the Series 2006-1
Supplement.

          The Indenture permits, with certain exceptions as therein provided, the issuance of supplemental indentures with the consent of the Requisite Global
Majority, in certain specifically described instances. Any consent given by the
Requisite Global Majority shall be conclusive and binding upon the Holder of this Note and on all future holders of this Note and of any Note issued in lieu hereof whether or not notation of such consent is made upon this Note.
Supplements and amendments to the Indenture and the Series 2006-1 Supplement may
be made only to the extent and in circumstances permitted by the Indenture and the Series 2006-1 Supplement.

          The Holder of this Note shall have no right to enforce the provisions of the Indenture and the Series 2006-1 Supplement or to institute action to enforce the covenants, or to take any action with respect to a default under the
Indenture and the Series 2006-1 Supplement, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided under certain circumstances described in the Indenture and the Series 2006-1
Supplement; provided, however, that nothing contained in the Indenture and the
Series 2006-1 Supplement shall affect or impair any right of enforcement conferred on the Holder hereof to enforce any payment of the principal of and interest on this Note on or after the due date thereof; provided further, however, that by acceptance hereof the Holder is deemed to have covenanted and agreed that it will not institute against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any applicable bankruptcy or similar law, at any time other than at such time as permitted by Section 1311 of the Indenture and the Series
2006-1 Supplement.

          Each purchaser and transferee of a Series 2006-1 Note will be deemed to represent and warrant that either (i) it is not acquiring the Series 2006-1
Note with the plan assets of an "employee benefit plan" as defined in Section
3(3) of the Employee Retirement Income Security Act of 1974, as amended
("ERISA"), which is subject to the provisions of Title I of ERISA, a "plan"
described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended
(the "Code"), an entity whose underlying assets include "plan assets" of any of the foregoing by reason of an employee benefit plan's or plan's investment in such entity, or any other plan that is subject to a law that is similar to Title
I of ERISA or Section 4975 of the Code or (ii) the acquisition, holding and disposition of the Series 2006-1 Note will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or any similar applicable law.

          Each Holder of a Series 2006-1 Note (i) agrees to treat this Series
2006-1 Note for United States federal, state and local income, single business and franchise tax purposes as

                                      A-1-4

indebtedness, (ii) agrees that the duties of the Administrative Agent are not to be construed as a replacement Manager, (iii) agrees that the Series 2006-1 Note shall not have any interest in any Series Account of any other Series or Class and (iv) ratifies and confirms the terms of the Indenture and the other Series
2006-1 Transaction Documents.

          This Note, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without giving effect to principles of conflict of laws.

          All terms and provisions of the Indenture and the Series 2006-1
Supplement are herein incorporated by reference as if set forth herein in their entirety. To the extent any provision of this Note conflicts or is inconsistent with the provisions of the Indenture or the Series 2006-1 Supplement, the
provisions of the Indenture and/or Series 2006-1 Supplement, as applicable, shall govern and be controlling.

          IT IS HEREBY CERTIFIED, RECITED AND DECLARED, that all acts, conditions and things required to exist, happen and be performed precedent to the execution and delivery of the Indenture and the Series 2006-1 Supplement and
the issuance of this Note and the issue of which it is a part, do exist, have happened and have been timely performed in regular form and manner as required by law.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture and the
Series 2006-1 Supplement, or be valid or obligatory for any purpose.

                                      A-1-5

          IN WITNESS WHEREOF, TAL ADVANTAGE I LLC has caused this Note to be duly executed by its duly authorized representative, on this ____ day of
______________, 200__.

                                        TAL ADVANTAGE I LLC

                                        By: TAL International Container
                                            Corporation, its Manager

                                        By:
                                            ------------------------------------
                                        Its:

          This Note is one of the Notes described in the within-mentioned
Indenture and the Series 2006-1 Supplement.

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee

By:
    ------------------------------------

Its:

                                      A-1-6

                                   EXHIBIT A-2

                   FORM OF TEMPORARY REGULATION S GLOBAL NOTE

UNLESS THIS SERIES 2006-1 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRANSFEROR
OF SUCH NOTE (THE "TRANSFEROR") OR ITS AGENT FOR REGISTRATION OF TRANSFER,
EXCHANGE OR PAYMENT, AND ANY SERIES 2006-1 NOTE ISSUED IS REGISTERED IN THE NAME
OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER
ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER,
PLEDGE OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL
INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SERIES 2006-1 NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS
SERIES 2006-1 NOTE, AGREES THAT SUCH SERIES 2006-1 NOTE MAY BE RESOLD, PLEDGED
OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND
(1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES
ACT ("RULE 144A"), TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A
QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT (OR FOR THE
ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER) AND TO WHOM NOTICE IS
GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON
RULE 144A, OR (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904
OF REGULATION S UNDER THE SECURITIES ACT OR (3) TO A PERSON (A) THAT IS AN
INSTITUTIONAL "ACCREDITED INVESTOR," WITHIN THE MEANING OF RULE 501(A)(1), (2),
(3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IS TAKING DELIVERY OF SUCH
SERIES 2006-1 NOTE IN AN AMOUNT OF AT LEAST $100,000 (OR, IF GREATER, THE U.S.
DOLLAR EQUIVALENT OF 50,000 EUROS) AND DELIVERS A PURCHASER LETTER TO THE
INDENTURE TRUSTEE IN THE FORM ATTACHED TO THE SUPPLEMENTS OR (B) THAT IS TAKING
DELIVERY OF SUCH SERIES 2006-1 NOTE PURSUANT TO A TRANSACTION THAT IS OTHERWISE
EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AS CONFIRMED IN
AN OPINION OF COUNSEL ADDRESSED TO THE INDENTURE TRUSTEE AND THE ISSUER, WHICH
COUNSEL AND OPINION ARE SATISFACTORY TO THE ISSUER AND THE INDENTURE TRUSTEE.

EACH PURCHASER AND TRANSFEREE OF A SERIES 2006-1 NOTE WILL BE DEEMED TO
REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT ACQUIRING THE SERIES 2006-1 NOTE
WITH THE PLAN ASSETS OF AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF
THE EMPLOYEE

                                      A-2-1

RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHICH IS SUBJECT
TO THE PROVISIONS OF TITLE I OF ERISA, A "PLAN" DESCRIBED IN SECTION 4975(E)(1)
OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY OTHER PLAN
THAT IS SUBJECT TO A LAW THAT IS SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF
THE CODE OR (II) THE ACQUISITION, HOLDING AND DISPOSITION OF THE SERIES 2006-1
NOTE WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406
OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR APPLICABLE LAW.

THIS SERIES 2006-1 NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY
OR INSTRUMENTALITY.

          1. EACH INVESTOR DESCRIBED IN SUBCLAUSE 2 ABOVE UNDERSTANDS THAT THE
          SERIES 2006-1 NOTES HAVE NOT AND WILL NOT BE REGISTERED UNDER THE
          SECURITIES ACT, THAT ANY OFFERS, SALES OR DELIVERIES OF THE SERIES
          2006-1 NOTES PURCHASED BY IT IN THE UNITED STATES OR TO U.S. PERSONS
          PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF (I) THE
          COMMENCEMENT OF THE DISTRIBUTION OF THE SERIES 2006-1 NOTES AND (II)
          THE CLOSING DATE, MAY CONSTITUTE A VIOLATION OF UNITED STATES LAW, AND
          THAT DISTRIBUTIONS OF PRINCIPAL AND INTEREST WILL BE MADE IN RESPECT
          OF SUCH SERIES 2006-1 NOTES ONLY FOLLOWING THE DELIVERY BY THE HOLDER
          OF A CERTIFICATION OF NON-U.S. BENEFICIAL OWNERSHIP OR THE EXCHANGE OF
          BENEFICIAL INTEREST IN REGULATION S TEMPORARY BOOK-ENTRY NOTES FOR
          BENEFICIAL INTERESTS IN THE RELATED UNRESTRICTED BOOK ENTRY NOTES
          (WHICH IN EACH CASE WILL ITSELF REQUIRE A CERTIFICATION OF NON-U.S.
          BENEFICIAL OWNERSHIP), AT THE TIMES AND IN THE MANNER SET FORTH IN THE
          INDENTURE.

          2. THE REGULATION S TEMPORARY BOOK-ENTRY NOTES REPRESENTING THE SERIES
          2006-1 NOTES SOLD TO EACH INVESTOR DESCRIBED IN SUBCLAUSE 2 ABOVE WILL
          BEAR A LEGEND TO THE FOLLOWING EFFECT, UNLESS THE ISSUER DETERMINES
          OTHERWISE CONSISTENT WITH APPLICABLE LAW:

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND, PRIOR TO THE DATE
THAT IS 40 DAYS AFTER THE LATER OF (I) THE COMPLETION OF THE DISTRIBUTION OF THE
SERIES 2006-1 NOTES AND (II) THE CLOSING DATE, MAY NOT BE OFFERED, SOLD, PLEDGED
OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT
PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES
ACT.

                                      A-2-2

                 TAL ADVANTAGE I LLC FLOATING RATE SECURED NOTE

$[XX]                                                 CUSIP No.: _______________
                                                                           No. 1
                                                      _______________ ___, 200__

          KNOW ALL PERSONS BY THESE PRESENTS that TAL Advantage I LLC, a limited liability company organized under the laws of Delaware (the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, at the principal corporate trust office of the Indenture Trustee named below, (i) the principal sum of up to XX Dollars ($xx.00), which sum shall be payable on the dates and in the amounts set forth in the Amended and Restated Indenture, dated as of April 12, 2006 (as amended, restated or otherwise modified from time to time, the "Indenture") and the Series 2006-1 Supplement, dated as of April 12,
2006 (as amended, restated or otherwise modified from time to time, the "Series
2006-1 Supplement"), each between the Issuer and U.S. Bank National Association as indenture trustee (the "Indenture Trustee"), and (ii) interest on the outstanding principal amount of this Note on the dates and in the amounts set forth in the Indenture and the Series 2006-1 Supplement. Capitalized terms not otherwise defined herein will have the meaning set forth in the Indenture and the Series 2006-1 Supplement.

          Payment of the principal of and interest on this Note shall be made in lawful money of the United States of America which at the time of payment is legal tender for payment of public and private debts. The principal balance of, and interest on this Note is payable at the times and in the amounts set forth in the Indenture and the 2006-1 Supplement by wire transfer of immediately available funds to the account designated by the Holder of record on the immediately preceding Record Date.

          This Note is one of the authorized notes identified in the title hereto and issued in the aggregate principal amount of up to Six Hundred Eighty
Million Dollars ($680,000,000) pursuant to the Indenture and the Series 2006-1
Supplement.

          The Notes shall be an obligation of the Issuer and shall be secured by the Collateral, all as defined in, and subject to limitations set forth in, the
Indenture and the Series 2006-1 Supplement.

          This Note is transferable as provided in the Indenture and the Series
2006-1 Supplement, subject to certain limitations therein contained, only upon the books for registration and transfer kept by the Indenture Trustee, and only upon surrender of this Note for transfer to the Indenture Trustee duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Indenture Trustee duly executed by, the registered Holder hereof or his attorney duly authorized in writing. The Indenture Trustee or the
Issuer may require payment by the Holder of a sum sufficient to cover any tax expense or other governmental charge payable in connection with any transfer or exchange of the Notes.

          The Issuer, the Indenture Trustee and any other agent of the Issuer may treat the Person in whose name this Note is registered as the absolute owner hereof for all purposes, and

                                      A-2-3

neither the Issuer, the Indenture Trustee, nor any other such agent shall be affected by notice to the contrary.

          The Notes are subject to Prepayment, at the times and subject to the conditions set forth in the Indenture and the Series 2006-1 Supplement.

          If an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Indenture and the Series 2006-1
Supplement.

          The Indenture permits, with certain exceptions as therein provided, the issuance of supplemental indentures with the consent of the Requisite Global
Majority, in certain specifically described instances. Any consent given by the
Requisite Global Majority shall be conclusive and binding upon the Holder of this Note and on all future holders of this Note and of any Note issued in lieu hereof whether or not notation of such consent is made upon this Note.
Supplements and amendments to the Indenture and the Series 2006-1 Supplement may
be made only to the extent and in circumstances permitted by the Indenture and the Series 2006-1 Supplement.

          The Holder of this Note shall have no right to enforce the provisions of the Indenture and the Series 2006-1 Supplement or to institute action to enforce the covenants, or to take any action with respect to a default under the
Indenture and the Series 2006-1 Supplement, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided under certain circumstances described in the Indenture and the Series 2006-1
Supplement; provided, however, that nothing contained in the Indenture and the
Series 2006-1 Supplement shall affect or impair any right of enforcement conferred on the Holder hereof to enforce any payment of the principal of and interest on this Note on or after the due date thereof; provided further, however, that by acceptance hereof the Holder is deemed to have covenanted and agreed that it will not institute against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any applicable bankruptcy or similar law, at any time other than at such time as permitted by Section 1311 of the Indenture and the Series
2006-1 Supplement.

          Each purchaser and transferee of a Series 2006-1 Note will be deemed to represent and warrant that either (i) it is not acquiring the Series 2006-1
Note with the plan assets of an "employee benefit plan" as defined in Section
3(3) of the Employee Retirement Income Security Act of 1974, as amended
("ERISA"), which is subject to the provisions of Title I of ERISA, a "plan"
described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended
(the "Code"), or any other plan that is subject to a law that is similar to
Title I of ERISA or Section 4975 of the Code or (ii) the acquisition, holding and disposition of the Series 2006-1 Note will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or any similar applicable law.

          Each Holder of a Series 2006-1 Note (i) agrees to treat this Series
2006-1 Note for United States federal, state and local income, single business and franchise tax purposes as indebtedness, (ii) agrees that the duties of the
Administrative Agent are not to be construed as a replacement Manager, (iii)
agrees that the Series 2006-1 Note shall not have any interest in any

                                      A-2-4

Series Account of any other Series or Class and (iv) ratifies and confirms the terms of the Indenture and the other Series 2006-1 Transaction Documents.

          This Note, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without giving effect to principles of conflict of laws.

          All terms and provisions of the Indenture and the Series 2006-1
Supplement are herein incorporated by reference as if set forth herein in their entirety. To the extent any provision of this Note conflicts or is inconsistent with the provisions of the Indenture or the Series 2006-1 Supplement, the
provisions of the Indenture and/or Series 2006-1 Supplement, as applicable, shall govern and be controlling.

          IT IS HEREBY CERTIFIED, RECITED AND DECLARED, that all acts, conditions and things required to exist, happen and be performed precedent to the execution and delivery of the Indenture and the Series 2006-1 Supplement and
the issuance of this Note and the issue of which it is a part, do exist, have happened and have been timely performed in regular form and manner as required by law.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture and the
Series 2006-1 Supplement, or be valid or obligatory for any purpose.

                                      A-2-5

          IN WITNESS WHEREOF, TAL Advantage I LLC has caused this Note to be duly executed by its duly authorized representative, on this ___ day of
________, 200__.

                                        TAL ADVANTAGE I LLC

                                        By: TAL International Container
                                            Corporation, its Manager

                                        By:
                                            ------------------------------------
                                        Its:

          This Note is one of the Notes described in the within-mentioned
Indenture and the Series 2006-1 Supplement.

U.S. BANK NATIONAL ASSOCIATION, as
Indenture Trustee

By:
    ---------------------------------
Its:

                                      A-2-6

                                   EXHIBIT A-3

                   FORM OF PERMANENT REGULATION S GLOBAL NOTE

UNLESS THIS SERIES 2006-1 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRANSFEROR
OF SUCH NOTE (THE "TRANSFEROR") OR ITS AGENT FOR REGISTRATION OF TRANSFER,
EXCHANGE OR PAYMENT, AND ANY SERIES 2006-1 NOTE ISSUED IS REGISTERED IN THE NAME
OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER
ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER,
PLEDGE OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL
INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SERIES 2006-1 NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS
SERIES 2006-1 NOTE, AGREES THAT SUCH SERIES 2006-1 NOTE MAY BE RESOLD, PLEDGED
OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND
(1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES
ACT ("RULE 144A"), TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A
QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT (OR FOR THE
ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER) AND TO WHOM NOTICE IS
GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON
RULE 144A, OR (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904
OF REGULATION S UNDER THE SECURITIES ACT OR (3) TO A PERSON (A) THAT IS AN
INSTITUTIONAL "ACCREDITED INVESTOR," WITHIN THE MEANING OF RULE 501(A)(1), (2),
(3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IS TAKING DELIVERY OF SUCH
SERIES 2006-1 NOTE IN AN AMOUNT OF AT LEAST $100,000 (OR, IF GREATER, THE U.S.
DOLLAR EQUIVALENT OF 50,000 EUROS) AND DELIVERS A PURCHASER LETTER TO THE
INDENTURE TRUSTEE IN THE FORM ATTACHED TO THE SUPPLEMENTS OR (B) THAT IS TAKING
DELIVERY OF SUCH SERIES 2006-1 NOTE PURSUANT TO A TRANSACTION THAT IS OTHERWISE
EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AS CONFIRMED IN
AN OPINION OF COUNSEL ADDRESSED TO THE INDENTURE TRUSTEE AND THE ISSUER, WHICH
COUNSEL AND OPINION ARE SATISFACTORY TO THE ISSUER AND THE INDENTURE TRUSTEE.

EACH PURCHASER AND TRANSFEREE OF A SERIES 2006-1 NOTE WILL BE DEEMED TO
REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT ACQUIRING THE SERIES 2006-1 NOTE
WITH THE PLAN ASSETS OF AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF
THE EMPLOYEE

                                      A-3-1

RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHICH IS SUBJECT
TO THE PROVISIONS OF TITLE I OF ERISA, A "PLAN" DESCRIBED IN SECTION 4975(E)(1)
OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY OTHER PLAN
THAT IS SUBJECT TO A LAW THAT IS SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF
THE CODE OR (II) THE ACQUISITION, HOLDING AND DISPOSITION OF THE SERIES 2006-1
NOTE WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406
OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR APPLICABLE LAW.

THIS SERIES 2006-1 NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY
OR INSTRUMENTALITY.

                                      A-3-2

                 TAL ADVANTAGE I LLC FLOATING RATE SECURED NOTE

$[XX]                                                 CUSIP No.: _______________
                                                                           No. 1
                                                      _______________ ___, 200__

          KNOW ALL PERSONS BY THESE PRESENTS that TAL Advantage I LLC, a limited liability company organized under the laws of Delaware (the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, at the principal corporate trust office of the Indenture Trustee named below, (i) the principal sum of up to XX Dollars ($xx.00), which sum shall be payable on the dates and in the amounts set forth in the Amended and Restated Indenture, dated as of April 12, 2006 (as amended, restated or otherwise modified from time to time, the "Indenture") and the Series 2006-1 Supplement, dated as of April 12,
2006 (as amended, restated or otherwise modified from time to time, the "Series
2006-1 Supplement"), each between the Issuer and U.S. Bank National Association as indenture trustee (the "Indenture Trustee"), and (ii) interest on the outstanding principal amount of this Note on the dates and in the amounts set forth in the Indenture and the Series 2006-1 Supplement. Capitalized terms not otherwise defined herein will have the meaning set forth in the Indenture and the Series 2006-1 Supplement.

          Payment of the principal of and interest on this Note shall be made in lawful money of the United States of America which at the time of payment is legal tender for payment of public and private debts. The principal balance of, and interest on this Note is payable at the times and in the amounts set forth in the Indenture and the 2006-1 Supplement by wire transfer of immediately available funds to the account designated by the Holder of record on the immediately preceding Record Date.

          This Note is one of the authorized notes identified in the title hereto and issued in the aggregate principal amount of up to Six Hundred Eighty
Million Dollars ($680,000,000) pursuant to the Indenture and the Series 2006-1
Supplement.

          The Notes shall be an obligation of the Issuer and shall be secured by the Collateral, all as defined in, and subject to limitations set forth in, the
Indenture and the Series 2006-1 Supplement.

          This Note is transferable as provided in the Indenture and the Series
2006-1 Supplement, subject to certain limitations therein contained, only upon the books for registration and transfer kept by the Indenture Trustee, and only upon surrender of this Note for transfer to the Indenture Trustee duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Indenture Trustee duly executed by, the registered Holder hereof or his attorney duly authorized in writing. The Indenture Trustee or the
Issuer may require payment by the Holder of a sum sufficient to cover any tax expense or other governmental charge payable in connection with any transfer or exchange of the Notes.

          The Issuer, the Indenture Trustee and any other agent of the Issuer may treat the Person in whose name this Note is registered as the absolute owner hereof for all purposes, and

                                      A-3-3

neither the Issuer, the Indenture Trustee, nor any other such agent shall be affected by notice to the contrary.

          The Notes are subject to Prepayment, at the times and subject to the conditions set forth in the Indenture and the Series 2006-1 Supplement.

          If an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Indenture and the Series 2006-1
Supplement.

          The Indenture permits, with certain exceptions as therein provided, the issuance of supplemental indentures with the consent of the Requisite Global
Majority, in certain specifically described instances. Any consent given by the
Requisite Global Majority shall be conclusive and binding upon the Holder of this Note and on all future holders of this Note and of any Note issued in lieu hereof whether or not notation of such consent is made upon this Note.
Supplements and amendments to the Indenture and the Series 2006-1 Supplement may
be made only to the extent and in circumstances permitted by the Indenture and the Series 2006-1 Supplement.

          The Holder of this Note shall have no right to enforce the provisions of the Indenture and the Series 2006-1 Supplement or to institute action to enforce the covenants, or to take any action with respect to a default under the
Indenture and the Series 2006-1 Supplement, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided under certain circumstances described in the Indenture and the Series 2006-1
Supplement; provided, however, that nothing contained in the Indenture and the
Series 2006-1 Supplement shall affect or impair any right of enforcement conferred on the Holder hereof to enforce any payment of the principal of and interest on this Note on or after the due date thereof; provided further, however, that by acceptance hereof the Holder is deemed to have covenanted and agreed that it will not institute against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any applicable bankruptcy or similar law, at any time other than at such time as permitted by Section 1311 of the Indenture and the Series
2006-1 Supplement.

          Each purchaser and transferee of a Series 2006-1 Note will be deemed to represent and warrant that either (i) it is not acquiring the Series 2006-1
Note with the plan assets of an "employee benefit plan" as defined in Section
3(3) of the Employee Retirement Income Security Act of 1974, as amended
("ERISA"), which is subject to the provisions of Title I of ERISA, a "plan"
described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended
(the "Code"), or any other plan that is subject to a law that is similar to
Title I of ERISA or Section 4975 of the Code or (ii) the acquisition, holding and disposition of the Series 2006-1 Note will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or any similar applicable law.

          Each Holder of a Series 2006-1 Note (i) agrees to treat this Series
2006-1 Note for United States federal, state and local income, single business and franchise tax purposes as indebtedness, (ii) agrees that the duties of the
Administrative Agent are not to be construed as a replacement Manager, (iii)
agrees that the Series 2006-1 Note shall not have any interest in any

                                      A-3-4

Series Account of any other Series or Class and (iv) ratifies and confirms the terms of the Indenture and the other Series 2006-1 Transaction Documents.

          This Note, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without giving effect to principles of conflict of laws.

          All terms and provisions of the Indenture and the Series 2006-1
Supplement are herein incorporated by reference as if set forth herein in their entirety. To the extent any provision of this Note conflicts or is inconsistent with the provisions of the Indenture or the Series 2006-1 Supplement, the
provisions of the Indenture and/or Series 2006-1 Supplement, as applicable, shall govern and be controlling.

          IT IS HEREBY CERTIFIED, RECITED AND DECLARED, that all acts, conditions and things required to exist, happen and be performed precedent to the execution and delivery of the Indenture and the Series 2006-1 Supplement and
the issuance of this Note and the issue of which it is a part, do exist, have happened and have been timely performed in regular form and manner as required by law.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture and the
Series 2006-1 Supplement, or be valid or obligatory for any purpose.

                                      A-3-5

          IN WITNESS WHEREOF, TAL Advantage I LLC has caused this Note to be duly executed by its duly authorized representative, on this __ day of
__________, 200_.

                                        TAL ADVANTAGE I LLC

                                        By: TAL International Container
                                            Corporation, its Manager

                                        By:
                                            ------------------------------------
                                        Its:

          This Note is one of the Notes described in the within-mentioned
Indenture and the Series 2006-1 Supplement.

U.S. BANK NATIONAL ASSOCIATION, as
Indenture Trustee

By:
    ---------------------------------
Its:

                                      A-3-6

                                   EXHIBIT A-4

            FORM OF NOTE ISSUED TO INSTITUTIONAL ACCREDITED INVESTORS

THIS SERIES 2006-1 NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS
SERIES 2006-1 NOTE, AGREES THAT SUCH SERIES 2006-1 NOTE MAY BE RESOLD, PLEDGED
OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND
(1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES
ACT ("RULE 144A"), TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A
QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT (OR FOR THE
ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER) AND TO WHOM NOTICE IS
GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON
RULE 144A, OR (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904
OF REGULATION S UNDER THE SECURITIES ACT OR (3) TO A PERSON (A) THAT IS AN
INSTITUTIONAL "ACCREDITED INVESTOR," WITHIN THE MEANING OF RULE 501(A)(1), (2),
(3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IS TAKING DELIVERY OF SUCH
SERIES 2006-1 NOTE IN AN AMOUNT OF AT LEAST $100,000 (OR, IF GREATER, THE U.S.
DOLLAR EQUIVALENT OF 50,000 EUROS) AND DELIVERS A PURCHASER LETTER TO THE
INDENTURE TRUSTEE IN THE FORM ATTACHED TO THE SUPPLEMENTS OR (B) THAT IS TAKING
DELIVERY OF SUCH SERIES 2006-1 NOTE PURSUANT TO A TRANSACTION THAT IS OTHERWISE
EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AS CONFIRMED IN
AN OPINION OF COUNSEL ADDRESSED TO THE INDENTURE TRUSTEE AND THE ISSUER, WHICH
COUNSEL AND OPINION ARE SATISFACTORY TO THE ISSUER AND THE INDENTURE TRUSTEE.

EACH PURCHASER AND TRANSFEREE OF A SERIES 2006-1 NOTE WILL BE DEEMED TO
REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT ACQUIRING THE SERIES 2006-1 NOTE
WITH THE PLAN ASSETS OF AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF
THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHICH
IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, A "PLAN" DESCRIBED IN SECTION
4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY
OTHER PLAN THAT IS SUBJECT TO A LAW THAT IS SIMILAR TO TITLE I OF ERISA OR
SECTION 4975 OF THE CODE OR (II) THE ACQUISITION, HOLDING AND DISPOSITION OF THE
SERIES 2006-1 NOTE WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION
UNDER SECTION 406 OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR APPLICABLE
LAW.

THIS SERIES 2006-1 NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY
OR INSTRUMENTALITY.

                                      A-4-1

                 TAL ADVANTAGE I LLC FLOATING RATE SECURED NOTE

$[XX]                                                  CUSIP No.: ______________
                                                                           No. 1
                                                        _____________ ___, 200__

          KNOW ALL PERSONS BY THESE PRESENTS that TAL Advantage I LLC, a limited liability company organized under the laws of Delaware (the "Issuer"), for value received, hereby promises to pay to _______, or registered assigns, at the principal corporate trust office of the Indenture Trustee named below, (i) the principal sum of up to XX Dollars ($XX), which sum shall be payable on the dates and in the amounts set forth in the Amended and Restated Indenture, dated as of
April 12, 2006 (as amended, restated or otherwise modified from time to time, the "Indenture") and the Series 2006-1 Supplement, dated as of April 12, 2006
(as amended, restated or otherwise modified from time to time, the "Series
2006-1 Supplement"), each between the Issuer and U.S. Bank National Association as indenture trustee (the "Indenture Trustee"), and (ii) interest on the outstanding principal amount of this Note on the dates and in the amounts set forth in the Indenture and the Series 2006-1 Supplement. Capitalized terms not otherwise defined herein will have the meaning set forth in the Indenture and the Series 2006-1 Supplement.

          Payment of the principal of and interest on this Note shall be made in lawful money of the United States of America which at the time of payment is legal tender for payment of public and private debts. The principal balance of, and interest on this Note is payable at the times and in the amounts set forth in the Indenture and the 2006-1 Supplement by wire transfer of immediately available funds to the account designated by the Holder of record on the immediately preceding Record Date.

          This Note is one of the authorized notes identified in the title hereto and issued in the aggregate principal amount of up to Six Hundred Eighty
Million Dollars ($680,000,000) pursuant to the Indenture and the Series 2006-1
Supplement.

          The Notes shall be an obligation of the Issuer and shall be secured by the Collateral, all as defined in, and subject to limitations set forth in, the
Indenture and the Series 2006-1 Supplement.

          This Note is transferable as provided in the Indenture and the Series
2006-1 Supplement, subject to certain limitations therein contained, only upon the books for registration and transfer kept by the Indenture Trustee, and only upon surrender of this Note for transfer to the Indenture Trustee duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Indenture Trustee duly executed by, the registered Holder hereof or his attorney duly authorized in writing. The Indenture Trustee or the
Issuer may require payment by the Holder of a sum sufficient to cover any tax expense or other governmental charge payable in connection with any transfer or exchange of the Notes.

          The Issuer, the Indenture Trustee and any other agent of the Issuer may treat the Person in whose name this Note is registered as the absolute owner hereof for all purposes, and

                                      A-4-2

neither the Issuer, the Indenture Trustee, nor any other such agent shall be affected by notice to the contrary.

          The Notes are subject to Prepayment, at the times and subject to the conditions set forth in the Indenture and the Series 2006-1 Supplement.

          If an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Indenture and the Series 2006-1
Supplement.

          The Indenture permits, with certain exceptions as therein provided, the issuance of supplemental indentures with the consent of the Requisite Global
Majority, in certain specifically described instances. Any consent given by the
Requisite Global Majority shall be conclusive and binding upon the Holder of this Note and on all future holders of this Note and of any Note issued in lieu hereof whether or not notation of such consent is made upon this Note.
Supplements and amendments to the Indenture and the Series 2006-1 Supplement may
be made only to the extent and in circumstances permitted by the Indenture and the Series 2006-1 Supplement.

          The Holder of this Note shall have no right to enforce the provisions of the Indenture and the Series 2006-1 Supplement or to institute action to enforce the covenants, or to take any action with respect to a default under the
Indenture and the Series 2006-1 Supplement, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided under certain circumstances described in the Indenture and the Series 2006-1
Supplement; provided, however, that nothing contained in the Indenture and the
Series 2006-1 Supplement shall affect or impair any right of enforcement conferred on the Holder hereof to enforce any payment of the principal of and interest on this Note on or after the due date thereof; provided further, however, that by acceptance hereof the Holder is deemed to have covenanted and agreed that it will not institute against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any applicable bankruptcy or similar law, at any time other than at such time as permitted by Section 1311 of the Indenture and the Series
2006-1 Supplement.

          Each purchaser and transferee of a Series 2006-1 Note will be deemed to represent and warrant that either (i) it is not acquiring the Series 2006-1
Note with the plan assets of an "employee benefit plan" as defined in Section
3(3) of the Employee Retirement Income Security Act of 1974, as amended
("ERISA"), which is subject to the provisions of Title I of ERISA, a "plan"
described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended
(the "Code"), or any other plan that is subject to a law that is similar to
Title I of ERISA or Section 4975 of the Code or (ii) the acquisition, holding and disposition of the Series 2006-1 Note will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or any similar applicable law.

          Each Holder of a Series 2006-1 Note (i) agrees to treat this Series
2006-1 Note for United States federal, state and local income, single business and franchise tax purposes as indebtedness, (ii) agrees that the duties of the
Administrative Agent are not to be construed as a replacement Manager, (iii)
agrees that the Series 2006-1 Note shall not have any interest in any

                                      A-4-3

Series Account of any other Series or Class and (iv) ratifies and confirms the terms of the Indenture and the other Series 2006-1 Transaction Documents.

          This Note, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without giving effect to principles of conflict of laws.

          All terms and provisions of the Indenture and the Series 2006-1
Supplement are herein incorporated by reference as if set forth herein in their entirety. To the extent any provision of this Note conflicts or is inconsistent with the provisions of the Indenture or the Series 2006-1 Supplement, the
provisions of the Indenture and/or Series 2006-1 Supplement, as applicable, shall govern and be controlling.

          IT IS HEREBY CERTIFIED, RECITED AND DECLARED, that all acts, conditions and things required to exist, happen and be performed precedent to the execution and delivery of the Indenture and the Series 2006-1 Supplement and
the issuance of this Note and the issue of which it is a part, do exist, have happened and have been timely performed in regular form and manner as required by law.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture and the
Series 2006-1 Supplement, or be valid or obligatory for any purpose.

                                      A-4-4

          IN WITNESS WHEREOF, TAL Advantage I LLC has caused this Note to be duly executed by its duly authorized representative, on this __ day of
__________ __, 200_.

                                        TAL ADVANTAGE I LLC

                                        By: TAL International Container
                                            Corporation, its Manager

                                        By:
                                           -------------------------------------
                                        Its:

          This Note is one of the Notes described in the within-mentioned
Indenture and the Series 2006-1 Supplement.

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee

By:
   ----------------------------------
Its:

                                      A-4-5

                                    EXHIBIT B

                                     FORM OF
                     CERTIFICATE TO BE GIVEN BY NOTEHOLDERS

[Euroclear Bank S.A./N.V., as operator
of the Euroclear System
1 Boulevard du Roi Albert II
B-1210 Brussels, Belgium]
[Clearstream Banking, societe anonyme
f/k/a CedelBank, societe anonyme
67 Boulevard Grand-Duchesse Charlotte
L-1331 Luxembourg]

Re:  Floating Rate Secured Notes (the "Offered Notes") issued pursuant to the
     Series 2006-1 Supplement, dated as of April 12, 2006, between TAL Advantage
     I LLC (the "Issuer") and U.S. Bank National Association (the "Indenture
     Trustee") to the Amended and Restated Indenture, dated as of April 12,
     2006, between the Issuer and the Indenture Trustee.

     This is to certify that as of the date hereof, and except as set forth below, the beneficial interest in the Offered Notes held by you for our account is owned by persons that are not U.S. persons (as defined in Rule 902 under the
Securities Act of 1933, as amended).

     The undersigned undertakes to advise you promptly by facsimile on or prior to the date on which you intend to submit your certification relating to the
Offered Notes held by you in which the undersigned has acquired, or intends to acquire, a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date. In the absence of any such notification, it may be assumed that this certification applies as of such date.

     [This certification excepts beneficial interests in and does not relate to
U.S. $_________ principal amount of the Offered Notes appearing in your books as being held for our account but that we have sold or as to which we are not yet able to certify.]

     We understand that this certification is required in connection with certain securities laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings.

Dated:*                                 By:
        ------------                        -----------------------------------,
                                        Account Holder

*Certification must be dated on or after the 15th day before the date of the
Euroclear or Clearstream certificate to which this certification relates.

                                       B-1

                                    EXHIBIT C

                                     FORM OF
               CERTIFICATE TO BE GIVEN BY EUROCLEAR OR CLEARSTREAM

U.S. Bank National Association,
as Indenture Trustee and Note Registrar
60 Livingston Avenue
St. Paul, Minnesota 55107
Mail Code EP-MN-WS3D

Re:  Floating Rate Secured Notes (the "Offered Notes") issued pursuant to the
     Series 2006-1 Supplement, dated as of April 12, 2006, between TAL Advantage
     I LLC (the "Issuer") and U.S. Bank National Association (the "Indenture
     Trustee") to the Amended and Restated Indenture, dated as of April 12,
     2006, between the Issuer and the Indenture Trustee.

     This is to certify that, based solely on certifications we have received in writing, by facsimile or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") as of the date hereof,
$__________ principal amount of the Offered Notes is owned by persons (a) that are not U.S. persons (as defined in Rule 902 under the Securities Act of 1933, as amended (the "Securities Act")) or (b) who purchased their Offered Notes (or interests therein) in a transaction or transactions that did not require registration under the Securities Act.

     We further certify (a) that we are not making available herewith for exchange any portion of the related Temporary Regulation S Book-Entry Note excepted in such certifications and (b) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by them with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

     We understand that this certification is required in connection with certain securities laws of the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy hereof to any interested party in such proceedings.

Date:                                   Yours faithfully,
      ------------

                                        By:
                                            ------------------------------------
                                        [Euroclear Bank S.A./N.V., as operator
                                        of the  Euroclear System] [Clearstream,
                                        societe anonyme]

                                       C-1

                                    EXHIBIT D

                                     FORM OF
        CERTIFICATE TO BE GIVEN BY TRANSFEREE OF BENEFICIAL INTEREST IN A
                       TEMPORARY REGULATION S GLOBAL NOTE

[Euroclear Bank S.A./N.V., as operator
of the Euroclear System
1 Boulevard du Roi Albert II
B-1210 Brussels, Belgium]
[Clearstream Banking, societe anonyme
f/k/a CedelBank, societe anonyme
67 Boulevard Grand-Duchesse Charlotte
L-1331 Luxembourg]

Re:  Floating Rate Secured Notes (the "Offered Notes") issued pursuant to the
     Series 2006-1 Supplement, dated as of April 12, 2006, between TAL Advantage
     I LLC (the "Issuer") and U.S. Bank National Association (the "Indenture
     Trustee") to the Amended and Restated Indenture, dated as of April 12,
     2006, between the Issuer and the Indenture Trustee.

     This is to certify that as of the date hereof, and except as set forth below, for purposes of acquiring a beneficial interest in the Offered Notes, the undersigned certifies that it is not a U.S. person (as defined in Rule 902 under the Securities Act of 1933, as amended).

     The undersigned undertakes to advise you promptly by facsimile on or prior to the date on which you intend to submit your certification relating to the
Offered Notes held by you in which the undersigned intends to acquire a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date. In the absence of any such notification, it may be assumed that this certification applies as of such date.

     We understand that this certification is required in connection with certain securities laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings.

Dated:                                  By:
      ------------                          ------------------------------------

                                       D-1

                                    EXHIBIT E

                                     FORM OF
                      TRANSFER CERTIFICATE FOR EXCHANGE OR
                             TRANSFER FROM 144A NOTE
                              TO REGULATION S NOTE

U.S. Bank National Association,
as Indenture Trustee and Note Registrar
60 Livingston Avenue
St. Paul, Minnesota 55107
Mail Code EP-MN-WS3D

Re:  Floating Rate Secured Notes (the "Offered Notes") issued pursuant to the
     Series 2006-1 Supplement, dated as of April 12, 2006, between TAL Advantage
     I LLC (the "Issuer") and U.S. Bank National Association (the "Indenture
     Trustee") to the Amended and Restated Indenture, dated as of April 12, 2006
     (as amended or supplemented, the "Indenture"), between the Issuer and the
     Indenture Trustee.

          Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to U.S. $___________ principal amount of Offered
Notes that are held as a beneficial interest in the 144A Book-Entry Note (CUSIP
No. _______) with DTC in the name of [insert name of transferor] (the
"Transferor"). The Transferor has requested an exchange or transfer of the beneficial interest for an interest in the Regulation S Book-Entry Note (CUSIP
No. _______) to be held with [Euroclear] [Clearstream] through DTC.

          In connection with the request and in receipt of the Offered Notes, the Transferor does hereby certify that the exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and the Offered Notes and:

(a) pursuant to and in accordance with Regulation S under the Securities Act of
1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby certify that:

     (i) the offer of the Offered Notes was not made to a person in the United
States of America,

     (ii) either (A) at the time the buy order was originated, the transferee was outside the United States of America or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United
States of America, or (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States of America,

                                       E-1

     (iii) no directed selling efforts have been made in contravention of the requirements of Rule 903 or 904 of Regulation S, as applicable, and the other conditions of Rule 903 or Rule 904 of Regulation S, as applicable, have been satisfied and

     (iv) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and

(b) with respect to transfers made in reliance on Rule 144A under the Securities
Act, the Transferor does hereby certify that the Notes are being transferred in a transaction permitted by Rule 144A under the Securities Act.

          This certification and the statements contained herein are made for your benefit and the benefit of the Issuer, and Fortis Securities LLC and Credit
Suisse Securities (USA) LLC, the Initial Purchasers.

                           [Insert name of Transferor]

Dated:                                  By:
       ------------                         ------------------------------------

Title:
       ------------------------------

                                       E-2

                                    EXHIBIT F

                                     FORM OF
                     INITIAL PURCHASER EXCHANGE INSTRUCTIONS

Depository Trust Company
55 Water Street, 50th Floor
New York, New York 10041

Re:  Floating Rate Secured Notes (the "Offered Notes") issued pursuant to the
     Series 2006-1 Supplement, dated as of April 12, 2006, between TAL Advantage
     I LLC (the "Issuer") and U.S. Bank National Association (the "Indenture
     Trustee") to the Amended and Restated Indenture, dated as of April 12,
     2006, between the Issuer and the Indenture Trustee.

          Pursuant to Section 206(b)(ii) of the Series 2006-1 Supplement, Fortis
Securities LLC and Credit Suisse Securities (USA) LLC (the "Initial Purchasers")
hereby request that $____________ aggregate principal amount of the Offered
Notes held by you for our account and represented by the Temporary Regulation S
Book-Entry Note (CUSIP No. ________) (as defined in the Series 2006-1
Supplement) be exchanged for an equal principal amount represented by the 144A
Book-Entry Note (CUSIP No. _________) to be held by you for our account.

Dated:
       ------------

FORTIS SECURITIES LLC
as Initial Purchaser

By:
    ------------------------------------
Title:
       ---------------------------------

By:
    ------------------------------------
Title:
       ---------------------------------

CREDIT SUISSE SECURITIES (USA) LLC
as Initial Purchaser

By:
    ------------------------------------
Title:
       ---------------------------------

                                       F-1

                                   SCHEDULE 1

                           TARGETED PRINCIPAL BALANCES

                         Minimum Targeted   Scheduled Targeted
Period       Date       Principal Balance    Principal Balance
------   ------------   -----------------   ------------------
   0     Closing Date      $680,000,000        $680,000,000
   1        May-06         $676,222,222        $674,333,333
   2        June-06        $672,444,444        $668,666,667
   3        July-06        $668,666,667        $663,000,000
   4       August-06       $664,888,889        $657,333,333
   5     September-06      $661,111,111        $651,666,667
   6      October-06       $657,333,333        $646,000,000
   7      November-06      $653,555,556        $640,333,333
   8      December-06      $649,777,778        $634,666,667
   9      January-07       $646,000,000        $629,000,000
  10      February-07      $642,222,222        $623,333,333
  11       March-07        $638,444,444        $617,666,667
  12       April-07        $634,666,667        $612,000,000
  13        May-07         $630,888,889        $606,333,333
  14        June-07        $627,111,111        $600,666,667
  15        July-07        $623,333,333        $595,000,000
  16       August-07       $619,555,556        $589,333,333
  17     September-07      $615,777,778        $583,666,667
  18      October-07       $612,000,000        $578,000,000
  19      November-07      $608,222,222        $572,333,333
  20      December-07      $604,444,444        $566,666,667
  21      January-08       $600,666,667        $561,000,000
  22      February-08      $596,888,889        $555,333,333
  23       March-08        $593,111,111        $549,666,667
  24       April-08        $589,333,333        $544,000,000

                           TARGETED PRINCIPAL BALANCES

                         Minimum Targeted   Scheduled Targeted
Period       Date       Principal Balance    Principal Balance
------   ------------   -----------------   ------------------
  25        May-08         $585,555,556        $538,333,333
  26        June-08        $581,777,778        $532,666,667
  27        July-08        $578,000,000        $527,000,000
  28       August-08       $574,222,222        $521,333,333
  29     September-08      $570,444,444        $515,666,667
  30      October-08       $566,666,667        $510,000,000
  31      November-08      $562,888,889        $504,333,333
  32      December-08      $559,111,111        $498,666,667
  33      January-09       $555,333,333        $493,000,000
  34      February-09      $551,555,556        $487,333,333
  35       March-09        $547,777,778        $481,666,667
  36       April-09        $544,000,000        $476,000,000
  37        May-09         $540,222,222        $470,333,333
  38        June-09        $536,444,444        $464,666,667
  39        July-09        $532,666,667        $459,000,000
  40       August-09       $528,888,889        $453,333,333
  41     September-09      $525,111,111        $447,666,667
  42      October-09       $521,333,333        $442,000,000
  43      November-09      $517,555,556        $436,333,333
  44      December-09      $513,777,778        $430,666,667
  45      January-10       $510,000,000        $425,000,000
  46      February-10      $506,222,222        $419,333,333
  47       March-10        $502,444,444        $413,666,667
  48       April-10        $498,666,667        $408,000,000
  49        May-10         $494,888,889        $402,333,333
  50       June-10         $491,111,111        $396,666,667

                           TARGETED PRINCIPAL BALANCES

                         Minimum Targeted   Scheduled Targeted
Period       Date       Principal Balance    Principal Balance
------   ------------   -----------------   ------------------
  51        July-10        $487,333,333        $391,000,000
  52       August-10       $483,555,556        $385,333,333
  53     September-10      $479,777,778        $379,666,667
  54      October-10       $476,000,000        $374,000,000
  55      November-10      $472,222,222        $368,333,333
  56      December-10      $468,444,444        $362,666,667
  57      January-11       $464,666,667        $357,000,000
  58      February-11      $460,888,889        $351,333,333
  59       March-11        $457,111,111        $345,666,667
  60       April-11        $453,333,333        $340,000,000
  61        May-11         $449,555,556        $334,333,333
  62        June-11        $445,777,778        $328,666,667
  63        July-11        $442,000,000        $323,000,000
  64       August-11       $438,222,222        $317,333,333
  65     September-11      $434,444,444        $311,666,667
  66      October-11       $430,666,667        $306,000,000
  67      November-11      $426,888,889        $300,333,333
  68      December-11      $423,111,111        $294,666,667
  69      January-12       $419,333,333        $289,000,000
  70      February-12      $415,555,556        $283,333,333
  71       March-12        $411,777,778        $277,666,667
  72       April-12        $408,000,000        $272,000,000
  73        May-12         $404,222,222        $266,333,333
  74        June-12        $400,444,444        $260,666,667
  75        July-12        $396,666,667        $255,000,000
  76       August-12       $392,888,889        $249,333,333

                           Targeted Principal Balances

                         Minimum Targeted   Scheduled Targeted
Period       Date       Principal Balance    Principal Balance
------   ------------   -----------------   ------------------
   77    September-12      $389,111,111        $243,666,667
   78     October-12       $385,333,333        $238,000,000
   79     November-12      $381,555,556        $232,333,333
   80     December-12      $377,777,778        $226,666,667
   81     January-13       $374,000,000        $221,000,000
   82     February-13      $370,222,222        $215,333,333
   83      March-13        $366,444,444        $209,666,667
   84      April-13        $362,666,667        $204,000,000
   85       May-13         $358,888,889        $198,333,333
   86       June-13        $355,111,111        $192,666,667
   87       July-13        $351,333,333        $187,000,000
   88      August-13       $347,555,556        $181,333,333
   89    September-13      $343,777,778        $175,666,667
   90     October-13       $340,000,000        $170,000,000
   91     November-13      $336,222,222        $164,333,333
   92     December-13      $332,444,444        $158,666,667
   93     January-14       $328,666,667        $153,000,000
   94     February-14      $324,888,889        $147,333,333
   95      March-14        $321,111,111        $141,666,667
   96      April-14        $317,333,333        $136,000,000
   97       May-14         $313,555,556        $130,333,333
   98       June-14        $309,777,778        $124,666,667
   99       July-14        $306,000,000        $119,000,000
  100      August-14       $302,222,222        $113,333,333
  101    September-14      $298,444,444        $107,666,667
  102     October-14       $294,666,667        $102,000,000

                           Targeted Principal Balances

                         Minimum Targeted   Scheduled Targeted
Period       Date       Principal Balance    Principal Balance
------   ------------   -----------------   ------------------
  103     November-14      $290,888,889        $ 96,333,333
  104     December-14      $287,111,111        $ 90,666,667
  105     January-15       $283,333,333        $ 85,000,000
  106     February-15      $279,555,556        $ 79,333,333
  107      March-15        $275,777,778        $ 73,666,667
  108      April-15        $272,000,000        $ 68,000,000
  109       May-15         $268,222,222        $ 62,333,333
  110       June-15        $264,444,444        $ 56,666,667
  111       July-15        $260,666,667        $ 51,000,000
  112      August-15       $256,888,889        $ 45,333,333
  113    September-15      $253,111,111        $ 39,666,667
  114     October-15       $249,333,333        $ 34,000,000
  115     November-15      $245,555,556        $ 28,333,333
  116     December-15      $241,777,778        $ 22,666,667
  117     January-16       $238,000,000        $ 17,000,000
  118     February-16      $234,222,222        $ 11,333,333
  119      March-16        $230,444,444        $  5,666,667
  120      April-16        $226,666,667        $          0
  121       May-16         $222,888,889
  122       June-16        $219,111,111
  123       July-16        $215,333,333
  124      August-16       $211,555,556
  125    September-16      $207,777,778
  126     October-16       $204,000,000
  127     November-16      $200,222,222
  128     December-16      $196,444,444

                           Targeted Principal Balances

                         Minimum Targeted   Scheduled Targeted
Period       Date       Principal Balance    Principal Balance
------   ------------   -----------------   ------------------
  129     January-17       $192,666,667
  130     February-17      $188,888,889
  131      March-17        $185,111,111
  132      April-17        $181,333,333
  133       May-17         $177,555,556
  134       June-17        $173,777,778
  135       July-17        $170,000,000
  136      August-17       $166,222,222
  137    September-17      $162,444,444
  138     October-17       $158,666,667
  139     November-17      $154,888,889
  140     December-17      $151,111,111
  141     January-18       $147,333,333
  142     February-18      $143,555,556
  143      March-18        $139,777,778
  144      April-18        $136,000,000
  145       May-18         $132,222,222
  146       June-18        $128,444,444
  147       July-18        $124,666,667
  148      August-18       $120,888,889
  149    September-18      $117,111,111
  150     October-18       $113,333,333
  151     November-18      $109,555,556
  152     December-18      $105,777,778
  153     January-19       $102,000,000
  154    February-19       $ 98,222,222

                           Targeted Principal Balances

                         Minimum Targeted   Scheduled Targeted
Period       Date       Principal Balance    Principal Balance
------   ------------   -----------------   ------------------
  155      March-19        $94,444,444
  156      April-19        $90,666,667
  157       May-19         $86,888,889
  158       June-19        $83,111,111
  159       July-19        $79,333,333
  160      August-19       $75,555,556
  161    September-19      $71,777,778
  162     October-19       $68,000,000
  163     November-19      $64,222,222
  164     December-19      $60,444,444
  165     January-20       $56,666,667
  166     February-20      $52,888,889
  167      March-20        $49,111,111
  168      April-20        $45,333,333
  169       May-20         $41,555,556
  170       June-20        $37,777,778
  171       July-20        $34,000,000
  172      August-20       $30,222,222
  173    September-20      $26,444,444
  174     October-20       $22,666,667
  175     November-20      $18,888,889
  176     December-20      $15,111,111
  177     January-21       $11,333,333
  178     February-21      $ 7,555,556
  179      March-21        $ 3,777,778
  180      April-21        $         0